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                                                                    EXHIBIT 10.2




                               RESTATEMENT OF THE
                       AMERICAN AXLE & MANUFACTURING, INC.
                              SALARIED SAVINGS PLAN




                            EFFECTIVE JANUARY 1, 1999

















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                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I - DEFINITION OF TERMS....................................................................................1
   1.1        Account..............................................................................................1
   1.2        Act..................................................................................................2
   1.3        Actual Deferral Percentage...........................................................................2
   1.4        Administrator........................................................................................2
   1.5        Affiliated Employer..................................................................................2
   1.6        Aggregation Group....................................................................................2
   1.7        After-Tax Account....................................................................................2
   1.8        American Axle Stock..................................................................................3
   1.9        American Axle Stock Fund.............................................................................3
   1.10       Annual Addition......................................................................................3
   1.11      Annual Earnings Base..................................................................................3
   1.12      Annuity Starting Date.................................................................................3
   1.13      Break in Service......................................................................................3
   1.14      Code..................................................................................................3
   1.15      Compensation..........................................................................................3
   1.16      Compensation Committee................................................................................4
   1.17      Contribution Percentage...............................................................................4
   1.18      Corporation...........................................................................................4
   1.19      Credited Service......................................................................................4
     (a)     Year of Credited Service..............................................................................4
     (b)     Vesting Computation Period............................................................................5
     (c)     Years of Credited Service for Vesting.................................................................5
        (1)   Effective Date.......................................................................................5
        (2)   Age..................................................................................................5
        (3)   Breaks in Service....................................................................................6
          (A) Waiting Period.......................................................................................6
          (B) Application of Post-Break Service to Pre-Break Account...............................................6
          (C) Application of Pre-Break Service to Post-Break Account...............................................6
     (d)     Approved Absences.....................................................................................7
        (1)   Compensable Disability Leave of Absence..............................................................7
        (2)   Layoff or Noncompensable Disability Leave of Absence.................................................7
        (3)   Collective Bargaining Agreements.....................................................................8
        (4)   Maternity or Paternity Absences......................................................................8
        (5)   Reemployed Veterans..................................................................................9
          (A) Uniformed Services...................................................................................9
          (B) Service in a Uniformed Service......................................................................10
          (C) Reemployed Veterans.................................................................................10
             (i)    Breaks in Service.............................................................................10
             (ii)   Recognition of Service........................................................................10
             (iii)  Corporation Funding Obligation................................................................10
             (iv)   Employee Funding Obligation...................................................................11
          (D) Eligible Salary.....................................................................................11
          (E) Limitations of Make-Up Contributions................................................................12
     (e)     Equivalencies Based on Periods of Employment.........................................................12
     (f)     Transition Employees.................................................................................13

                                       i
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
   1.20      Cumulative Account...................................................................................13
   1.21      Cumulative Accrued Benefit...........................................................................13
   1.22      Current Market Value.................................................................................13
     (a)     Mutual Funds.........................................................................................13
     (b)     Trusteed Funds.......................................................................................14
     (c)     American Axle Stock Fund.............................................................................14
   1.23      Date of Valuation....................................................................................14
   1.24      Determination Date...................................................................................14
   1.25      Election Period......................................................................................14
   1.26      Eligible Retirement Plan.............................................................................14
   1.27      Eligible Rollover Distribution.......................................................................14
   1.28      Eligible Salary......................................................................................14
     (a)     Salary...............................................................................................14
     (b)     Commission...........................................................................................15
     (c)     Disability...........................................................................................15
     (d)     Elective Deferrals...................................................................................15
     (e)     Maximum Limitation...................................................................................15
     (f)  Family Aggregation Rules................................................................................16
   1.29      Employees............................................................................................16
     (a)     General Definition...................................................................................16
     (b)     Controlled Group Employees...........................................................................16
     (c)     Leased Employees.....................................................................................17
     (d)     Union Employees......................................................................................18
     (e)     Directors............................................................................................18
     (f)     Independent Contractors..............................................................................18
   1.30      Financial Hardship...................................................................................19
     (a)     Construction Principal Residence.....................................................................19
     (b)     Eviction or Foreclosure Principal Residence..........................................................19
     (c)     Tuition..............................................................................................19
     (d)     Medical Expense......................................................................................19
   1.31      401(k) Account.......................................................................................19
   1.32      Highly Compensated Employees.........................................................................20
     (a)     Five Percent Owner...................................................................................20
     (b)     Compensation.........................................................................................20
     (c)     Definitions..........................................................................................20
        (1)   Top Paid Group......................................................................................20
          (a) Waiting Period......................................................................................20
          (b) Hours of Service....................................................................................20
          (c) Months of Service...................................................................................20
          (d) Age 21
          (e) Union...............................................................................................21
          (f) Nonresident Aliens..................................................................................21
        (2)   Former Employee.....................................................................................21
          (a) At Separation.......................................................................................21
          (b) At Age 55...........................................................................................21
        (3)   Controlled Group....................................................................................22
   1.33      Hour of Service......................................................................................22
     (a)     Performance of Services..............................................................................22
     (b)     Payments for Non-Performance.........................................................................22
        (1)   Maximum Hours Credited..............................................................................22

                                       ii

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
        (2)   Worker's Compensation...............................................................................23
        (3)   Medical Payments....................................................................................23
        (4)   Indirect Payments...................................................................................23
        (5)   Calculation of Hours................................................................................23
        (6)   Computation Period..................................................................................24
     (c)     Department of Labor Regulations......................................................................24
   1.34      Individual Retirement Plan...........................................................................24
   1.35      Key Employee.........................................................................................24
   1.36      Limitation Year......................................................................................24
   1.37      Management Benefits Committee........................................................................24
   1.38      Management Investment Committee......................................................................24
   1.39      Matching Account.....................................................................................24
   1.40      Mutual Fund..........................................................................................25
   1.41      Mutual Fund Company..................................................................................25
   1.42      Non-Highly Compensated Employee......................................................................25
   1.43      Named Fiduciary......................................................................................25
   1.44      Normal Retirement Age................................................................................25
   1.45      Participant..........................................................................................25
   1.46      Plan.................................................................................................25
   1.47      Plan Year............................................................................................25
   1.48      Predecessor Corporation..............................................................................25
   1.49      Predecessor Plans and Trusts.........................................................................26
   1.50      Prime Rate...........................................................................................26
   1.51      Profit Sharing Amount................................................................................26
   1.52      Qualified Plan.......................................................................................26
   1.53      Rollover Account.....................................................................................26
   1.54      Service..............................................................................................27
   1.55      Total and Permanent Disability.......................................................................27
   1.56      Transition Employees.................................................................................27
   1.57      Trustee..............................................................................................28
   1.58      Trusteed Fund........................................................................................28
   1.59      Valuation Date.......................................................................................28

ARTICLE II -- ELIGIBILITY.........................................................................................28
   2.1    Former General Motors Employees.........................................................................28
   2.2    General Rule............................................................................................28
   2.3    Reemployment............................................................................................29
   2.4    Leaves of Absence - Layoff..............................................................................29

ARTICLE III - CONTRIBUTIONS.......................................................................................29
   3.1    Employee Contributions..................................................................................29
     (a)     After-Tax Employee Contributions.....................................................................29
     (b)     Employee Before-Tax 401(k) Contributions.............................................................30
        (1)   General.............................................................................................30
        (2)   Elections from Profit Sharing Amount................................................................30
        (3)   Limitations.........................................................................................31
        (4)   Catch-Up Contributions..............................................................................31
     (c)     Changes in Elections.................................................................................31
     (d)     Vesting..............................................................................................32
   3.2    Corporation Contributions...............................................................................32

                                      iii

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
     (a)     Matching Contributions...............................................................................32
     (b)     Discretionary Matching Contributions.................................................................32
     (c)     Limitation...........................................................................................32
     (d)     Vesting..............................................................................................33
   3.3    Rollover Contributions From Other Qualified Plans.......................................................33
     (a)     Rollover Contributions...............................................................................33
        (1)   Director Rollovers..................................................................................33
        (2)   Participant Rollover Contributions from Other Plans.................................................34
        (4)   Participant Rollover Contributions from IRAs........................................................34
     (b)     Vesting..............................................................................................34
     (c)     Withdrawals..........................................................................................35

ARTICLE IV - INVESTMENT FUNDS.....................................................................................35
   4.1    Investment of Participant Contributions.................................................................35
     (a)     Participant Direction of Investment..................................................................35
     (b)     Account Transfers....................................................................................35
     (c)     Transfers Between Investment Options.................................................................36
   4.2    Investment of Corporation Contributions.................................................................37
   4.3    Investment of Income received on Participant and Corporation Contributions..............................37
   4.4    American Axle Stock Fund................................................................................37
     (a)     Acquisition of Stock.................................................................................37
     (b)     Information to Fund Holders..........................................................................38
     (c)     Voting Rights........................................................................................38
     (d)     Confidentiality......................................................................................38
     (e)     Named Fiduciary......................................................................................38

ARTICLE V - PAYMENT OF BENEFITS...................................................................................39
   5.1    Vesting.................................................................................................39
   5.2    Payment of Benefits Upon Termination of Employment......................................................39
     (a)     Available Accounts...................................................................................39
     (b)     Time of Payment......................................................................................39
     (c)     Method of Payment....................................................................................41
        (1)   Method..............................................................................................41
          (A) Lump Sum Option.....................................................................................41
          (B) Installment Option..................................................................................41
             (i)    Minimum Annual Installment....................................................................42
             (ii)   Life Expectancy...............................................................................42
             (iii)  Continuing Elections..........................................................................42
             (iv)   Elimination of Installment Option.............................................................43
        (2)   Cash or Stock.......................................................................................43
          (A) Mutual and Trusteed Funds...........................................................................43
          (B) American Axle Stock Fund............................................................................43
        (3)   Direct Rollover Option:.............................................................................44
          (A) Direct Rollover.....................................................................................44
             (i)    Distributee Other Than Participant or Spouse..................................................44
             (ii)   Former Spouse as Distributee..................................................................44
             (iii)  QDRO..........................................................................................44
             (iv)   Requirements of Administrator.................................................................45
             (v)    Failure to Elect..............................................................................45
             (iv)   Partial Direct Rollover.......................................................................45

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
             (vii)  Number of Plans...............................................................................45
             (viii)  Distributions of Less Than $200..............................................................45
             (ix)   Revocation of Election........................................................................45
             (x)    Hardship Distribution.........................................................................46
             (xi)   Offset Amount.................................................................................46
          (B) Information To Distributee..........................................................................46
          (C) Definitions.........................................................................................46
             (i)    Annuity Starting Date.........................................................................46
             (ii)   Election Period...............................................................................46
             (iii)  Eligible Retirement Plan......................................................................47
             (iv)   Eligible Rollover Distribution................................................................47
               (a)    401(a)(9) Distributions.....................................................................47
               (b)    Post-Tax Contributions......................................................................47
               (c)   401(k)/415 Limitations.......................................................................47
               (d)    401(k) and 401(m) Corrective Distributions..................................................48
               (e)    Loans.......................................................................................48
             (v)    Individual Retirement Plan....................................................................48
             (vi)   Qualified Plan................................................................................48
          (D) Direct Rollover Option for Distributions Made After December 31, 2001...............................49
             (i)    Modification of Definition of Eligible Retirement Plan........................................49
             (ii)   Modification of Definition of Eligible Rollover Distribution to Exclude Hardship Distributions49
             (iii)  Modification of Definition of Eligible Rollover Distribution to Include After-Tax Employee
             Contributions........................................................................................50
     (d)     Latest Payment Date..................................................................................50
        (1)   Requirements of Code Section 401(a)(14).............................................................50
          (A) Normal Retirement Age...............................................................................50
          (B) Tenth Anniversary...................................................................................51
          (C) Termination of Employment...........................................................................51
        (2)   Incidental Benefit Rule.............................................................................51
        (3)   Retroactive Payment.................................................................................51
        (4)   Requirements of Code Section 401(a)(9)..............................................................51
        (5)   Distributions to Comply with Proposed Regulations...................................................52
     (e)     Distribution Upon Separation From Employment.........................................................53
   5.3    Withdrawals from After-Tax Account While Actively Employed..............................................53
     (a)     Withdrawal...........................................................................................53
     (b)     Loan Limitation......................................................................................53
     (c)     Irrevocability.......................................................................................53
   5.4    Withdrawals from 401(k) Account While Actively Employed.................................................53
     (a)     Withdrawals from 401(k) Account......................................................................53
     (b)     Hardship Withdrawals.................................................................................54
     (c)     Determination of Hardship............................................................................54
     (d)     Limitation of Future Contributions...................................................................54
     (e)     Withdrawals at Age 59-1/2............................................................................55
     (f)     Loan Limitation......................................................................................55
     (g)     Irrevocability.......................................................................................55
   5.5    Death Benefits..........................................................................................56
     (a)     Designation of Beneficiaries.........................................................................56
        (1)   Married Participants................................................................................56
        (2)   Single Participants.................................................................................56

                                       v
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
     (b)     Amount Payable.......................................................................................57
     (c)     Date of Payment......................................................................................57
        (1)   Lump Sum............................................................................................57
        (2)   Installments........................................................................................58
   5.6    Loans...................................................................................................58
     (a)     Loans................................................................................................58
     (b)     Maximum Loans........................................................................................58
        (1)  $50,000..............................................................................................59
        (2)  One-half of Account..................................................................................59
     (c)     Minimum Loans........................................................................................59
     (d)     Term.................................................................................................59
     (e)     Interest Rate........................................................................................59
     (f)     Security.............................................................................................59
     (g)     Frequency............................................................................................59
     (h)     Maximum Number of Loans..............................................................................60
     (i)     Participant's Documentation..........................................................................60
     (j)      Liquidation of Accounts.............................................................................60
     (k)     Repayment............................................................................................60
     (l)     Layoff or Unpaid Leave...............................................................................61
     (m)      Accrual of Earnings.................................................................................61
     (n)     Payment on Termination...............................................................................61
     (0)     Default..............................................................................................62
     (p)     Distribution.........................................................................................62
     (q)     Administrator's Discretion...........................................................................62
     (q)     Military Leave.......................................................................................63
   5.7    Forfeitures and Reinstatement of Forfeited Amounts......................................................63
     (a)     Forfeitures..........................................................................................63
     (b)     Restoration of Account...............................................................................63
   5.8    Undeliverable Assets....................................................................................63

ARTICLE VI - TRUST FUND...........................................................................................64
   6.1    General.................................................................................................64
   6.2    Investment by Trustee...................................................................................64
     (a)     Mutual Funds.........................................................................................64
     (b)     Trusteed Fund........................................................................................64
     (c)     American Axle Stock Fund.............................................................................65
     (d)     Loans................................................................................................65
     (e)     Other Funds..........................................................................................65

ARTICLE VII - Limitations ON CONTRIBUTIONS........................................................................65
   7.1    Limitations On Corporation Contributions................................................................65
   7.2    Salary Reduction........................................................................................66
     (a)     Amendment by Participant.............................................................................67
     (b)     Amendment by Employer................................................................................67
     (c)     Distribution of Excess Deferrals.....................................................................67
   7.3    Return of Contributions.................................................................................68
   7.4    Maximum Benefit.........................................................................................68
     (a)     Plan Years Beginning Before January 1, 2002..........................................................68
        (1)   Dollar Limitation...................................................................................68
        (1)   Percentage..........................................................................................68

                                       vi
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
     (b)     Plan Years Beginning January 1, 2002 and Thereafter..................................................69
     (c)     Coordination With Other Plans........................................................................69
     (d)     Definitions..........................................................................................69
        (1)   Annual Addition.....................................................................................69
        (2)   Defined Benefit Plan Fraction.......................................................................70
        (3)   Defined Contribution Plan Fraction..................................................................71
        (4)   Limitation Year.....................................................................................72
   7.5    Actual Deferral Percentage..............................................................................72
     (a)     Actual Deferral Percentage Test......................................................................73
        (1)   1.25................................................................................................73
        (2)   2.00................................................................................................73
     (b)     Actual Deferral Percentage...........................................................................73
     (c)     Highly Compensated Employee..........................................................................73
     (d)     Aggregation..........................................................................................74
     (e)     Adjustment and Disbursement of Excess Amounts........................................................74
     (f)     Alternative Testing Methods..........................................................................76
   7.6    Contribution Percentage Test............................................................................76
     (a)     Contribution Percentage Test.........................................................................76
        (1)   1.25................................................................................................77
        (2)   2.00................................................................................................77
     (b)     Contribution Percentage..............................................................................77
     (c)     Highly Compensated Employees.........................................................................78
     (d)     Aggregation..........................................................................................78
     (e)     Distribution of Excess Aggregate Contributions.......................................................78
     (f)     Excess Aggregate Contributions.......................................................................80
     (g)     Method of Distributing Excess Contributions..........................................................80
     (h)     Order of Adjustments.................................................................................80
     (i)     Alternative Testing Methods..........................................................................81
   7.7    Restrictions on Multiple Use of Alternative Limitations.................................................81
   7.8    Suspense Account........................................................................................82

ARTICLE VIII - OTHER PROVISIONS OF THE PLAN.......................................................................84
   8.1    Amendment, Modification, Suspension, or Termination.....................................................84
   8.2    Merger or Consolidation.................................................................................84
   8.3    Distribution Upon Plan Termination......................................................................84
   8.4    Distribution Upon Sale of Subsidiary or Corporation Assets..............................................85
   8.5    Corporation Contributions Not Vested....................................................................85
   8.6    Non-Alienation:  Domestic Relations Orders..............................................................85

ARTICLE IX TOP HEAVY..............................................................................................86
   9.1    Top-Heavy Provisions....................................................................................86
   9.2    Definitions.............................................................................................86
     (a)     Aggregation Group....................................................................................86
     (b)     Cumulative Account...................................................................................87
     (c)     Cumulative Accrued Benefit...........................................................................87
     (d)     Determination Date...................................................................................87
     (e)     Key Employee.........................................................................................87
     (f)     Valuation Date.......................................................................................88
   9.3    Vesting.................................................................................................88
   9.4    Minimum Contributions...................................................................................88

                                      vii
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
     (a)     Top-Heavy Contribution...............................................................................88
        (1)   3%..................................................................................................88
        (2)   Percentage..........................................................................................88
          (A) Aggregation of Plans................................................................................88
          (B) Minimum Benefit in Defined Benefit Plan.............................................................88
     (b)     Contributions Disregarded............................................................................88
     (c)     Eligible Participants................................................................................89
     (d)     Top Heavy Minimum in Defined Benefit Plan............................................................89
   9.5    Top-Heavy Plans.........................................................................................89
   9.6    Determination of Top Heaviness..........................................................................90
     (a)     Non-Aggregation......................................................................................90
     (b)     Aggregation..........................................................................................90
     (c)     Permissive Aggregation...............................................................................90
   9.7    Calculation of \Top-Heavy\ Ratios.......................................................................90
   9.8    Determination of Super Top Heaviness....................................................................91
   9.9    Cumulative Accounts and Cumulative Accrued Benefits.....................................................91
   9.10      Determination of Top Heavy Status After December 31, 2001............................................91
     (a)     Determination of Top-Heavy Status....................................................................91
        (1)   Key Employee........................................................................................91
        (2)   Determination of Present Values and Amounts.........................................................92
          (A) Distributions During Year Ending on the Determination Date..........................................92
          (B) Employees Not Performing Services During Year Ending on the Determination Date......................93
          (C) Matching Contributions..............................................................................93
     (b)     Top-Heavy Rules Inapplicable.........................................................................93

Article X ADMINISTRATION OF PLAN..................................................................................94
   10.1      Management Investment Committee......................................................................94
     (a)     Appointment and Removal of Committee.................................................................94
     (b)     Decisions by Committee...............................................................................94
     (c)     Authority............................................................................................94
        (1)   Trustee.............................................................................................94
        (2)   Investment Managers.................................................................................95
        (3)   Mutual Fund Company.................................................................................95
        (4)   Investment Options..................................................................................95
        (5)   Investment Policy...................................................................................96
        (6)   Investment Performance..............................................................................96
        (7)   Compliance..........................................................................................96
   10.2      Management Benefits Committee........................................................................97
     (a)     Appointment and Removal of Committee.................................................................97
     (b)     Decisions by Committee...............................................................................97
     (c)     Authority............................................................................................97
        (1)   Third Party Administrators..........................................................................97
        (2)   Compliance..........................................................................................98
        (3)   Discretionary Authority.............................................................................98
        (4)   Plan Amendments.....................................................................................98
        (5)   Adoption of Plan....................................................................................99
   10.3      Administrator........................................................................................99
     (a)     Reporting and Disclosure.............................................................................99
     (b)     Testing..............................................................................................99

                                      viii
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
     (c)     Procedures and Forms................................................................................100
     (d)     Advisors............................................................................................100
     (e)     Claims..............................................................................................100
     (f)     Payment of Benefits.................................................................................100
     (g)     Qualified Domestic Relations Orders.................................................................100
     (h)     Plan Records........................................................................................100
   10.4      Compensation........................................................................................100
   10.5      Agent for Service of Process........................................................................100
   10.6      Indemnification.....................................................................................101
   10.7      Standards of Conduct................................................................................101
     (a)     Prudence............................................................................................101
     (b)     Exclusive Benefit...................................................................................101
     (c)     Plan Documents......................................................................................102
     (d)     Prohibited Transactions.............................................................................102
   10.8      Bonding.............................................................................................102
   10.9      Claims Procedure....................................................................................102
     (a)     Filing of Claim.....................................................................................102
     (b)     Appeal Procedure....................................................................................103

                                       ix
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104


                               RESTATEMENT OF THE
                       AMERICAN AXLE & MANUFACTURING, INC.
                              SALARIED SAVINGS PLAN

         American Axle & Manufacturing, Inc., hereby restates the American Axle & Manufacturing, Inc. Salaried Savings Plan for the benefit of its eligible employees. The purpose of the American Axle & Manufacturing, Inc. Salaried Savings Plan is to facilitate the accumulation of savings by eligible employees.

         The effective date of the Plan shall be March 1, 1994. The effective date of this restatement shall, except as specifically provided to the contrary herein, be January 1, 1999. The benefits due an individual under the Plan shall be determined based on the provisions of the Plan in effect on the date he or she separated from the service of the Corporation or an Affiliated Employer and, except as otherwise specifically provided herein, or as required by law, shall not be affected by any subsequent amendment to the Plan.

                                    ARTICLE I
                               DEFINITION OF TERMS

         The following words and phrases shall have the meanings specified below unless the context in which the word or phrase appears reasonably requires a broader, narrower, or different meaning.

         In the text, singular terms include the plural when applicable.

         The terms defined herein are capitalized in the text which follows:

         1.1 ACCOUNT. The term "Account" or "Accounts" shall mean the assets credited to a Participant in the trust fund established under this Plan and shall include the Participant's After-Tax, 401(k), Matching and Rollover Accounts.

         1.2 ACT. The term "Act" shall mean the Employee Retirement Income Security Act of 1974, as amended. Reference to a section of the Act shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

         1.3 ACTUAL DEFERRAL PERCENTAGE. The term "Actual Deferral Percentage" shall have the meaning set forth in Section 7.5(b).

         1.4 ADMINISTRATOR. The term "Administrator" shall mean the Corporation as set forth in Section 10.3.

         1.5 AFFILIATED EMPLOYER. The term "Affiliated Employer" means the Corporation and (i) any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Corporation,
(ii) any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Corporation, (iii) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Corporation, and (iv) any other entity required to be aggregated with the Corporation pursuant to Regulations under Code Section 414(o).

         1.6 AGGREGATION GROUP. The term "Aggregation Group" shall have the meaning set forth in Section 9.2.(a).

         1.7 AFTER-TAX ACCOUNT. The term "After-Tax Account" shall mean the bookkeeping account to which shall be allocated an Employee's After-Tax contributions made to this Plan pursuant to Section 3.1(a) plus earnings, losses, expenses, appreciation and depreciation on said contributions.

         1.8 AMERICAN AXLE STOCK. Effective October 1, 2001, the term "American Axle Stock" shall mean the $0.01 par value common stock of American Axle & Manufacturing Holdings, Inc.

         1.9 AMERICAN AXLE STOCK FUND. Effective October 1, 2001, the term "American Axle Stock Fund" shall mean a fund invested only in American Axle Stock.

         1.10 ANNUAL ADDITION. The term "Annual Addition" shall have the meaning set forth in Section 7.4(d)(1).

         1.11 ANNUAL EARNINGS BASE. The term "Annual Earnings Base" shall mean the Eligible Salary equivalent for certain Employees who are compensated wholly, or in part, on a commission basis determined under rules established from time to time by the Benefits Committee.

         1.12 ANNUITY STARTING DATE. The term "Annuity Starting Date" shall have the meaning set forth in Section 5.2(c)(3)(C)(i).

         1.13 BREAK IN SERVICE. The term "Break in Service" shall mean any Vesting Computation Period, as defined in Section 1.19(b), during which a Participant has not completed more than 375 Hours of Service.

         1.14 CODE. The term "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

         1.15 COMPENSATION. Effective for Plan Years beginning January 1, 1997, and thereafter, the term "Compensation" shall mean wages within the meaning of Code Section 3401(a) and all other payments of remuneration to an Employee by the

Corporation (in the course of the Corporation's trade or business) for which the Corporation is required to furnish the Employee a written statement under Code Section 6401(d), 6051(a)(3), and 6052. Compensation shall include any elective deferrals as defined in Code Section 402(g)(3), and any amount which is contributed or deferred by the Corporation at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125, 132(f)(4), or 457. For purposes of applying the limitations of this Section, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such limitation year. Effective January 1, 1997, the family aggregation rules of Code Sections 401(a)(17)(A) and 414(q)(6) shall not apply to the determination of Compensation.

         1.16 COMPENSATION COMMITTEE The term "Compensation Committee" shall mean the Compensation Committee of the Board of Directors of the Corporation.

         1.17 CONTRIBUTION PERCENTAGE. The term "Contribution Percentage" shall have the meaning set forth in Section 7.6(b).

         1.18 CORPORATION. The term "Corporation" shall mean American Axle & Manufacturing, Inc.

         1.19 CREDITED SERVICE. The term "Credited Service" or "Year of Credited Service" shall mean that period of Service with the Corporation as defined hereunder.

              (A) YEAR OF CREDITED SERVICE. The term "Year of Credited Service" shall mean a 12 consecutive month period during which an employee of the Corporation is credited with not less than 750 Hours of Service. Employment at either the beginning or end of the computation period shall not be determinative of whether a Year of Credited Service has been completed, a Year of Credited

         Service having been completed if the employee has been credited with 750 Hours of Service or more at any time during the computation period.

              (B) VESTING COMPUTATION PERIOD. The term "Vesting Computation Period" means the 12 month period used to determine whether an Employee has completed a Year of Credited Service for vesting purposes. The initial Vesting Computation period shall begin on the Employees' employment commencement date (the date on which he or she first performs an Hour of Service) and each subsequent Vesting Computation Period shall commence on the anniversary of the Employee's employment commencement date.

              (C) YEARS OF CREDITED SERVICE FOR VESTING. For purposes of computing a Participant's vested interest in the Plan, Service shall be measured pursuant to the Vesting Computation Period. In computing a Participant's Years of Credited Service for purposes of computing a Participant's vested interest in his or her Accounts, all of the Participant's Years of Credited Service, including Years of Credited Service with a Predecessor Corporation or an Affiliated Employer shall be taken into account except:

                   (1) EFFECTIVE DATE. Years of Credited Service prior to the
              Effective Date of this restatement if such Years of Credited Service would have been disregarded under the rules of the Plan with regard to Breaks in Service as in effect prior to the Effective Date of this restatement.

                   (2) AGE. Service rendered prior to attaining 18 years of age shall be disregarded in determining a Participant's Years of Credited Service.

                   (3) BREAKS IN SERVICE.

                        (A) WAITING PERIOD. If any Participant has a Break in
                   Service, Years of Credited Service prior to such Break in Service shall not be taken into account until he or she has completed a Year of Credited Service after his or her return to employment with the Corporation.

                        (B) APPLICATION OF POST-BREAK SERVICE TO PRE-BREAK
                   ACCOUNT. If any Participant has five consecutive one year Breaks in Service, Years of Credited Service after such five year period shall not be taken into account for purposes of determining his or her nonforfeitable percentage of his or her Matching Account which accrued before such five year period.

                        (C) APPLICATION OF PRE-BREAK SERVICE TO POST-BREAK
                   ACCOUNT. If a Participant has a Break in Service, and if at the time such Break in Service occurs, the Participant has no vested interest in his or her Matching Account, Years of Credited Service prior to such Break in Service shall not be taken into account if the number of consecutive one year Breaks in Service equals or exceeds the greater of:

                             (I) five; or

                             (II) the aggregate number of Years of Service
                        before said Break in Service.

                   (D)  APPROVED ABSENCES.

                        (1) COMPENSABLE DISABILITY LEAVE OF ABSENCE. All periods
                   of absence prior to an employee's retirement or termination of employment, whichever is earlier, under a compensable Disability Leave of Absence shall be counted for purposes of determining a Participant's Years of Credited Service. A Participant shall be credited with a Year of Credited Service for each year of such absence or a proportionally lesser number of hours for a period of time less than one year. The term "compensable Disability Leave of Absence" means an absence from work because of occupational injury or disease incurred in the course of employment with the Corporation and on account of which absence the employee receives Workers' Compensation while on an approved leave of absence.

                        (2) LAYOFF OR NONCOMPENSABLE DISABILITY LEAVE OF
                   ABSENCE. All periods of absence prior to an employee's retirement or termination of employment, whichever is earlier, under a layoff or an approved noncompensable Disability Leave of Absence (a Leave of Absence due to disability which is not compensable under Workers' Compensation) shall be counted for purposes of determining a Participant's Years of Credited Service provided the employee receives Compensation for periods totaling at least one month during such calendar year, and provided, further, that if such layoff or noncompensable Disability Leave of Absence commences in a calendar year and continues after that year, Credited Service shall be granted for each calendar month of such absence, not to exceed 11 months of credit for all such absences related to receipt of such Compensation from the Corporation in the first year. An employee who is laid-off and whose first day of absence due to such layoff is the first regularly scheduled work day in January shall be deemed to have been laid-off on December 31 of the year in which he or she last worked. An employee who returns to work and receives pay for a period of less than one month and who thereafter returns to such layoff or noncompensable Disability Leave of Absence shall not be disqualified solely because of the receipt of such pay from receiving any such credit for which he or she otherwise would be eligible hereunder.

                        (3) COLLECTIVE BARGAINING AGREEMENTS. All periods of
                   absence while on an approved leave of absence as provided for in certain collective bargaining agreements pursuant to such policies and rules as may be established by the Corporation shall be counted in determining a Participant's Years of Credited Service.

                        (4) MATERNITY OR PATERNITY ABSENCES. Solely for purposes
                   of determining whether a Break in Service for vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons, or on a leave granted pursuant to the Family and Medical Leave Act of 1993, shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such Hours of Service cannot be determined, eight Hours of Service per working day of such absence. For purposes of this Section 1.19(d)(4), an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this Section shall be credited (i) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (ii) in all other cases, in the following computation period. The total number of hours treated as Hours of Service under this Section 1.19(d)(4) shall not exceed 501 hours. No credit shall be given pursuant to this
                   Section 1.19(d)(4) unless the individual furnishes to the Administrator such timely information as the Administrator may reasonably require to establish that the absence from work is for reasons referred to in this Section 1.19(d)(4) and to establish the number of days for which there was such an absence.

                        (5) REEMPLOYED VETERANS. Effective for individuals
                   reemployed on or after December 12, 1994:

                             (A) "UNIFORMED SERVICES" means the Armed Forces of
                        the United States, the Army National Guard and the Air National Guard when engaged in active duty for training, inactive duty training, or full-time National Guard duty, the commissioned corps of the Public Health Service, and any other category of persons designated by the President in time of war or emergency.

                             (B) "SERVICE IN A UNIFORMED SERVICE" means the
                        performance of duty on a voluntary or involuntary basis in Uniformed Service, including active duty, active duty for training, initial active duty for training, inactive duty for training, full-time National Guard duty and any period of examination to determine a person's fitness for such duty.

                             (C) REEMPLOYED VETERANS. Any employee absent from a
                        position of employment with the Corporation by reason of Service in a Uniformed Service, who returns to employment with the Corporation during such period of time as his or her reemployment rights are protected as a matter of law, as provided in 38 U.S.C. ss. 4312, shall:

                                  (I) BREAKS IN SERVICE. Not be treated as
                             having incurred a Break in Service by reason of Service in the Uniformed Services.

                                  (II) RECOGNITION OF SERVICE. Upon
                             reemployment, have his or her period of Service in the Uniformed Services treated as Service with the Corporation for purposes of participation, vesting and benefit accrual.

                                  (III) CORPORATION FUNDING OBLIGATION. Except
                             as provided in subparagraph (iv) below, the Corporation shall be liable to the Plan for the funding of any benefit accrued during such individual's period of Service in the Uniformed Services. The amount of the Corporation contribution shall be allocated in the same manner, and to the same extent, as for other employees during such service period. Such contribution shall be allocated to the Participant's Account but neither earnings on such Account, nor forfeitures, shall be included in the amount of the Corporation contribution.

                                  (IV) EMPLOYEE FUNDING OBLIGATION. Be entitled
                             to a Matching Contribution only to the extent such individual makes After-Tax Employee contributions, or Before-Tax 401(k) contributions, to the Plan. The payments by the reemployed veteran may not exceed the amount that he or she would have been permitted to contribute had he or she remained continuously employed by the Corporation during the period of Service in the Uniformed Services. Such payments to the Plan may be made over a period beginning with the date of his or her reemployment and extending for a period equal to three times the period of his or her Service in the Uniformed Services, not to exceed five years.

                                  (D) ELIGIBLE SALARY. For purposes of computing
                             the Corporation's liability to the Plan for the amount of the reemployed veteran's contributions, Eligible Salary during such person's period of Service in the Uniformed Services shall be deemed to be equal to:

                                       (I) the rate of pay that the employee
                                  would have received but for his or her period of Service in the Uniformed Services; or

                                       (II) if the rate of pay cannot be
                                  reasonably determined, such employee's average rate of Eligible Salary during the 12 months (or shorter period, if applicable) immediately preceding the period of service in the Uniformed Services.

                             (E) LIMITATIONS REGARDING MAKE-UP CONTRIBUTIONS.
                        Additional After-Tax, Before-Tax 401(k), and Matching contributions are exempt as make-up contributions from the nondiscrimination, coverage, minimum participation and top-heavy rules. Make-up contributions may not exceed the aggregate amount of contributions that would have been permitted under the applicable limits for the year for which the make-up contributions are made if the individual had continued to be employed by the Corporation during the period of Service in the Uniformed Services.

                        (E) EQUIVALENCIES BASED ON PERIODS OF EMPLOYMENT. For
                   purposes of determining the Hours of Service to be credited pursuant to Section 1.19(d), and in all other instances in which the Plan is unable to calculate the exact number of hours worked by an Employee, an Employee shall be credited with 45
                                       12

                   Hours of Service for each week for which the Employee is otherwise credited with an Hour of Service. If the week described in the preceding sentence extends into two computation periods, the Hours of Service shall be allocated between the two computation periods on a pro rata basis.


                        (F)  TRANSITION EMPLOYEES.

                             (1) A Transition Employee's credited service under
                        the General Motors Retirement Program for Salaried Employees, as provided in Section 1.56, as of March 1, 1994, shall be recognized under this Plan for vesting purposes.

                             (2) If a Transition Employee worked for both the
                        Corporation and General Motors during any Plan Year, his or her combined credited service under both plans cannot exceed one year; and his or her credited service shall be adjusted to the extent necessary to conform to this limitation.

                   1.20 CUMULATIVE ACCOUNT. The term "Cumulative Account" shall have the meaning set forth in Section 9.2(b).

                   1.21 CUMULATIVE ACCRUED BENEFIT. The term "Cumulative Accrued
              Benefit" shall have the meaning set forth in Section 9.2(c).

                   1.22 CURRENT MARKET VALUE. The term "Current Market Value"
              shall mean:

                        (A) MUTUAL FUNDS. For assets attributable to Mutual
                   Funds, the unit value as determined by the Mutual Fund Company sponsoring or maintaining the Mutual Fund.

                        (B) TRUSTEED FUNDS. For assets attributable to any fund
                   maintained by the Trustee, the unit value as determined by the Trustee.

                        (C) AMERICAN AXLE STOCK FUND. Effective October 1, 2001,
                   for assets attributable to the American Axle Stock Fund, the value as determined by the open market as traded on a national securities exchange.

                   1.23 DATE OF VALUATION. The term "Date of Valuation" shall mean any day on which the New York Stock Exchange is open for trading.

                   1.24 DETERMINATION DATE. The term "Determination Date" shall have the meaning set forth in Section 9.2(d).

                   1.25 ELECTION PERIOD. The term "Election Period" shall have the meaning set forth in Section 5.2(c)(3)(C)(ii).

                   1.26 ELIGIBLE RETIREMENT PLAN. The term "Eligible Retirement
              Plan" shall have the meaning set forth in Section 5.2(c)(3).

                   1.27 ELIGIBLE ROLLOVER DISTRIBUTION. The term "Eligible
              Rollover Distribution" shall have the meaning set forth in Section 5.2(c)(3)(C)(iv).

                   1.28 ELIGIBLE SALARY. The term "Eligible Salary" shall mean:

                        (A) SALARY. For Employees, other than those compensated
                   wholly or in part on a commission basis, regular base salary during such period or periods as the Employee is eligible to accumulate savings in the Plan. The term shall not include commissions, drawing accounts, bonuses, overtime and night shift payments, seven-day operation premiums, or any other special payments, fees, awards, and allowances.

                        (B) COMMISSION. For Employees compensated wholly, or in
                   part, on a commission basis, during such period or periods as the Employee is eligible to accumulate savings in the Plan, the greater of (i) regular base salary or (ii) an Annual Earnings Base, or a pro rata portion thereof with respect to any period or periods of eligibility of less than a year.

                        (C) DISABILITY. For Employees on a Corporation-approved
                   disability leave of absence, the salary continuation payments.

                        (D) ELECTIVE DEFERRALS. The term "Eligible Salary" shall
                   include the amount of Before-Tax 401(k) contributions, amounts excludable from income under Code Section 132(f)(4) and amounts contributed to the Flexible Compensation Program, but not any amounts contributed pursuant to Section 3.1(b)(2).

                        (E) MAXIMUM LIMITATION. In no event may Eligible Salary
                   and the Compensation taken into account for purposes of the discrimination test in Sections 7.5 and 7.6 exceed $150,000 per year, as adjusted under relevant law and Treasury Regulations for Plan Years prior to January 1, 2002. Effective January 1, 2002, the annual Eligible Salary of each Participant taken into account in determining allocations and the Compensation taken into account for purposes of the discrimination tests in Sections 7.5 and 7.6 shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual Eligible Salary or Compensation means Eligible Salary or Compensation during the Plan Year or such other consecutive 12-month period over which Eligible Salary or Compensation is otherwise determined under the Plan (the determination period). The cost-ofs-living adjustment in effect for a calendar year applies to annual Eligible Salary or Compensation for the determination period that begins with or within such calendar year.

                        (F) FAMILY AGGREGATION RULES. Effective January 1, 1997,
                   the family aggregation rules of Code Sections 401(a)(17)(A) and 414(q)(6) shall not apply to the determination of Eligible Salary.

                   1.29 EMPLOYEES.

                        (A) GENERAL DEFINITION. The term "Employees" shall mean
                   regular employees of the Corporation compensated by salary or by commission or partly by salary and partly by commission who are (i) working in the United States, or (ii) citizens of or domiciled in the United States and who have been or may hereafter be hired in the United States by the Corporation and who are sent out of the United States by the Corporation to work in foreign operations, and whose services, if discontinued, would be discontinued by recalling said employees to the United States and terminating their services in the United States. Employees classified as Part-Time Employees or as Flexible Service Employees by the Corporation who are compensated by salary or by commission or partly by salary and partly by commission, shall be regarded as Employees, provided they are eligible to accumulate Credited Service in accordance with this Plan.

                        (B) CONTROLLED GROUP EMPLOYEES. The term "Employees"
                   shall not include employees of Affiliated corporations; provided, however, that service with any such entity shall, if such an individual later becomes an Employee, be counted under this Plan for eligibility and vesting purposes.

                        (C) LEASED EMPLOYEES. The term "Employees" shall not
                   include any Leased Employee or any individual classified as a Leased Employee by the Corporation. A Leased Employee shall, for the Plan years beginning January 1, 1997 and thereafter, mean any person who, pursuant to an agreement between the Corporation and any other person ("leasing organization") has performed services for the Corporation (or for the Corporation and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and, effective January 1, 1997, such services are performed under the primary direction or control of the Corporation. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Corporation shall be treated as provided by the Corporation. A Leased Employee shall not be considered an employee of the Corporation if (i) such employee is covered by a money purchase pension plan providing (A) a nonintegrated employer contribution rate of at least ten percent of Compensation,
                   (B) immediate participation and (C) full and immediate vesting, and (ii) Leased Employees do not constitute more than 20% percent of the Corporation's Non-Highly Compensated workforce. If a Leased Employee later becomes an Employee, service as a Leased Employee shall be counted under this Plan for eligibility and vesting purposes.

                        (D) UNION EMPLOYEES. The term "Employees" shall not
                   include employees represented by a labor organization who are covered by a collective bargaining agreement so long as retirement benefits were the subject of good faith bargaining and so long as the collective bargaining agreement does not expressly provide for participation in this Plan. If, as the result of the bargaining process, union employees become eligible to participate in this Plan, such employees shall cease to be eligible for participation in this Plan at such other time as may be specified in such collective bargaining agreement. If such collective bargaining agreement expires or is terminated, and the employee remains a represented employee, such employee shall continue to be ineligible for participation in this Plan during the period required to conclude a new collective bargaining agreement unless the Corporation shall direct to the contrary. If a Union Employee later becomes an Employee, service as a Union Employee shall be counted under this Plan for eligibility and vesting purposes.

                        (E) DIRECTORS. The term "Employees" shall not include
                   members of the Board of Directors of American Axle & Manufacturing, Inc., or of any committee appointed by any such Board of Directors, who are not regular employees of the Corporation.

                        (F) INDEPENDENT CONTRACTORS. The term "Employees" shall
                   not include any individual classified by the Corporation as an independent contractor regardless of any later classification or reclassification of any such person as a common law employee of the Corporation.

                   1.30 FINANCIAL HARDSHIP. The term "Financial Hardship" shall mean a reason given by a Participant when applying for a withdrawal from his or her 401(k) Account before age 59-1/2 which indicates the withdrawal is (i) necessary to meet immediate and heavy financial needs of the Participant, (ii) for an amount required to meet the immediate financial need created by the hardship, and (iii) for an amount that is not reasonably available from other resources of the Participant. The reason must be permitted under existing Internal Revenue Service regulations and rulings and must be acceptable to the Named Fiduciary or its delegate for a reason, limited to:

                        (A) CONSTRUCTION PRINCIPAL RESIDENCE. Purchase or
                   construction (excluding mortgage payments) of the Participant's principal residence;

                        (B) EVICTION OR FORECLOSURE PRINCIPAL RESIDENCE. Payment
                   to prevent foreclosure on the Participant's principal residence or to prevent eviction from the Participant's principal residence;

                        (C) TUITION. Payment of tuition, related educational
                   fees and room and board expenses for the next 12 months of post-secondary education for a Participant or a Participant's dependent; or

                        (D) MEDICAL EXPENSE. Payment of medical expenses
                   previously incurred or necessary to obtain medical care for a Participant, a Participant's spouse, or a Participant's dependents.

                   1.31 401(K) ACCOUNT. The term "401(k) Account" shall mean the bookkeeping account to which shall be allocated an Employee's Before-Tax 401(k) contributions made to this Plan pursuant to
              Section 3.1(b) plus earnings, losses, expenses, appreciation and depreciation on said contributions.

                   1.32 HIGHLY COMPENSATED EMPLOYEES. The term "Highly
              Compensated Employee" shall have the meaning as set forth in Code
              Section 414(q). Effective for Plan Years beginning January 1, 1997 and thereafter, an Employee shall be deemed to be a Highly Compensated Employee for a Plan Year if the Employee:

                        (A) FIVE PERCENT OWNER. was, at any time during that
                   Plan Year or the preceding Plan Year, a five percent owner of the Corporation; or

                        (B) COMPENSATION. for the preceding Plan Year received
                   Compensation from the Corporation in excess of $80,000, as adjusted annually for increases in the cost of living in accordance with Code Section 415(d), and was in the Top Paid Group of Employees for the preceding Plan Year.

                        (C) DEFINITIONS. for purposes of this Section, the
                   following rules and definitions shall apply:

                             (1) TOP PAID GROUP. An Employee is in the Top Paid
                        Group of Employees for a Plan Year if he or she is in the top 20% of Employees of the Corporation ranked on the basis of Compensation paid during the Plan Year. In determining the Top Paid Group, the following Employees shall be excluded:

                                  (A) WAITING PERIOD. Employees who have not
                             completed six months of Service;

                                  (B) HOURS OF SERVICE. Employees who are
                             normally credited with less than 17-1/2 Hours of Service per week;


                                  (C) MONTHS OF SERVICE. Employees who normally
                             work not more than six months during the Plan Year;

                                  (D) AGE. Employees who have not attained age
                             21;

                                  (E) UNION. Except to the extent provided in
                             regulations, Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Corporation; and

                                  (F) NONRESIDENT ALIENS. Employees who are
                             nonresident aliens and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the Corporation which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

                        The Corporation may elect to apply Sections
                        1.32(c)(1)(A), (B), (C), or (D) by substituting a shorter period of Service, smaller number of Hours of Service, or months, or lower age for the period of Service, number of Hours of Service or months, or age (as the case may be) than that specified in such Section.

                             (2) FORMER EMPLOYEE. A former Employee shall be
                        treated as a Highly Compensated Employee if:

                                  (A) AT SEPARATION. such Employee was a Highly
                             Compensated Employee when such Employee separated from service; or

                                  (B) AT AGE 55. such Employee was a Highly
                             Compensated Employee at any time after attaining age 55.

                             (3) CONTROLLED GROUP Employees. In determining the
                        Highly Compensated Employees of the Corporation, all Employees of an Affiliated Employer shall be included.

                   1.33 HOUR OF SERVICE. The term "Hour of Service" shall mean:

                        (A) PERFORMANCE OF SERVICES. an Hour of Service is each
                   hour for which an employee is directly or indirectly paid or entitled to payment by the Corporation for the performance of duties and shall include any hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Corporation; provided, however, that no hour shall be counted more than once; provided, further, that such hours shall be credited for the computation periods in which the duties were performed and in the case of hours for which back pay has been awarded or agreed to, such hours shall be credited to the period or periods to which the award or agreement for back pay pertains, rather than to the period in which the award, agreement or payment is made;

                        (B) PAYMENTS FOR NON-PERFORMANCE. in addition, an Hour
                   of Service is each hour for which an employee is paid, or entitled to payment, by the Corporation on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that:

                             (1) MAXIMUM HOURS CREDITED. no more than 501 Hours
                        of Service shall be credited under this Section 1.33(b) to an employee on account of any single continuous period during which the employee performs no duties (whether or not such period occurs in a single computation period);

                             (2) WORKER'S COMPENSATION. an hour for which an
                        employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, or unemployment compensation or disability insurance laws;

                             (3) MEDICAL PAYMENTS. Hours of Service shall not be
                        credited for a payment which solely reimburses an employee for medical or medically related expenses incurred by the employee;

                             (4) INDIRECT PAYMENTS. for purposes of this Section
                        1.33(b), a payment shall be deemed to be made by or due from the Corporation regardless of whether such payment is made by or due from the Corporation directly, or indirectly through, among others, a trust fund, or insurer, to which the Corporation contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate;

                             (5) CALCULATION OF HOURS. an Hour of Service shall
                        be determined under this Section 1.33(b) by dividing the payments received, or due, by the employee's hourly rate of compensation. A salaried employee's hourly rate of compensation shall be the employee's most recent rate of compensation for a specified period of time (other than an hour), divided by the number of hours regularly scheduled for the performance of duties during such period of time; and

                             (6) COMPUTATION PERIOD. Hours of Service credited
                        pursuant to this Section 1.33(b) shall be credited to the computation period or periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

                        (C) DEPARTMENT OF LABOR REGULATIONS. Hours of Service
                   shall be determined, in all instances, in accordance with Department of Labor Regulations Section 2530.200b-2(b) and
                   (c), as the same may be amended or supplemented, which regulations are incorporated in the Plan by reference.

                   1.34 INDIVIDUAL RETIREMENT PLAN. The term "Individual
              Retirement Plan" shall have the meaning set forth in Section 5.2(c)(3)(C)(v).

                   1.35 KEY EMPLOYEE. The term "Key Employee" shall have the
              meaning set forth in Article IX.

                   1.36 LIMITATION YEAR. The term "Limitation Year" shall have the meaning set forth in Section 7.4(d)(4).

                   1.37 MANAGEMENT BENEFITS COMMITTEE. The term "Management
              Benefits Committee" shall mean the committee appointed pursuant to
              Section 3.2.

                   1.38 MANAGEMENT INVESTMENT COMMITTEE. The term "Management
              Investment Committee" shall mean the committee appointed pursuant to Section 3.1.

                   1.39 MATCHING ACCOUNT. The term "Matching Account" shall mean the bookkeeping account to which shall be allocated an Employee's Matching Contributions made to this Plan pursuant to Section 3.2 plus earnings, losses, expenses, appreciation and depreciation and said contributions.

                   1.40 MUTUAL FUND. The term "Mutual Fund" shall mean a mutual or pooled investment fund maintained or sponsored by the Mutual Fund Company and made available as an investment option under this Plan.

                   1.41 MUTUAL FUND COMPANY. The term "Mutual Fund Company"
              shall mean the company sponsoring or maintaining the Mutual Fund Options offered under this Plan.

                   1.42 NON-HIGHLY COMPENSATED EMPLOYEE. The term "Non-Highly
              Compensated Employee" means any participant who is not a Highly Compensated Employee.

                   1.43 NAMED FIDUCIARY. The term "Named Fiduciary" shall mean
              American Axle & Manufacturing, Inc.

                   1.44 NORMAL RETIREMENT AGE. The term "Normal Retirement Age"
              shall mean the attainment of age 65 by a Participant.

                   1.45 PARTICIPANT. The term "Participant" shall mean an
              Employee, or former Employee, who has an Account under this Plan.

                   1.46 PLAN. The term "Plan" shall mean the American Axle &
              Manufacturing, Inc. Salaried Savings Plan.

                   1.47 PLAN YEAR. The term "Plan Year" shall mean the calendar year.

                   1.48 PREDECESSOR CORPORATION. The term "Predecessor
              Corporation" shall mean and include any prior employer service with which a qualified plan under Code Section 401(a) is required to recognize and any other employer entity which may be merged into or consolidated with or whose assets are purchased by the Corporation in the future, but only if the Compensation Committee of Board of the Directors of the Corporation shall adopt a resolution to that effect.

                   1.49 PREDECESSOR PLANS AND TRUSTS. The term "Predecessor
              Plans and Trust" shall mean and include any prior pension or profit sharing plan which a qualified plan under Code Section 401(a) is required to treat as a predecessor plan and the pension or profit sharing plan of any other employer which may be merged into or consolidated with or whose assets are purchased by the Corporation in the future, but only if the Compensation Committee of the Board of Directors of the Corporation shall adopt a resolution to that effect.

                   1.50 PRIME RATE. The term "Prime Rate" shall mean the per
              annum interest rate established by the Trustee on the date the loan is requested, which rate is the "prime rate" published in the Wall Street Journal.

                   1.51 PROFIT SHARING AMOUNT. The term "Profit Sharing Amount"
              shall mean for any Plan Year the amount allocated to a Participant under the American Axle & Manufacturing, Inc. Profit Sharing Plan for Salaried Employees for such Plan Year.

                   1.52 QUALIFIED PLAN. The term "Qualified Plan" shall have the meaning set forth in Section 5.2(c)(3)(C)(vi).

                   1.53 ROLLOVER ACCOUNT. The term "Rollover Account" shall mean the bookkeeping account to which shall be allocated an Employee's Rollover Contributions made to this Plan pursuant to Section 3.3(a) plus earnings, losses, expenses, appreciation and said contributions.

                   1.54 SERVICE. The term "Service" shall mean service performed as an employee of the Corporation, an Affiliated Employer or a Predecessor Corporation.

                   1.55 TOTAL AND PERMANENT DISABILITY. An employee shall be
              deemed to be totally and permanently disabled only if on the basis of medical evidence satisfactory to the Administrator, the employee is found to be wholly and permanently prevented from engaging in any employment or occupation with the Corporation at the location where he last worked for remuneration or profit as a result of bodily injury or disease, either occupational or non-occupational in cause. The employee shall be required to provide all medical records and information as the Administrator may request. The employee shall have the obligation to demonstrate to the satisfaction of the Administrator that the Participant has incurred a Total and Permanent Disability. The employee must make his or her claim, and submit all proofs to the Administrator, within one year of the date his or her Total and Permanent Disability commences. The Administrator may consult with a physician or medical examiner of its choice who may conduct such physical examinations and other investigations as may be reasonably required in the opinion of the Corporation to determine Total and Permanent Disability. The Administrator's decision shall be controlling and binding upon all parties.

                   1.56 TRANSITION EMPLOYEES. The term "Transition Employees"
              shall mean a person employed by the General Motors Corporation's
              (GM) Final Drive and Forge Business Unit, as a regular employee, immediately prior to March 1, 1994, whose employment thereafter continued, without interruption, with the Corporation, as required by the Asset Purchase Agreement between the Corporation and GM, dated February 18, 1994.

              1.57 TRUSTEE. The term "Trustee" shall mean any person or entity appointed by the Management Investment Committee to hold, invest, and distribute the assets of the Plan.

              1.58 TRUSTEED FUND. The term "Trusteed Fund" shall have the meaning set forth in Section 6.2(b).

              1.59 VALUATION DATE. The term "Valuation Date" shall have the meaning set forth in Section 9.2(f).

                                   ARTICLE II

                                  ELIGIBILITY

         2.1 FORMER GENERAL MOTORS EMPLOYEES. A Transition Employee who previously was a participant in or was eligible to participate in the General Motors Savings-Stock Purchase Program for Salaried Employees in the United States shall immediately be eligible to participate in this Plan upon the later to occur of March 1, 1994 (provided that such Employee is in active employment with the Corporation on such date), or the date such Employee resumes active employment with the Corporation following a termination of employment, layoff, or leave of absence with General Motors Corporation.

         2.2 GENERAL RULE. Effective April 1, 1994, an Employee, other than as described in Section 2.1, shall become eligible to participate in this Plan on the later of July 1, 1994, or the first day of the third month coinciding with or next following the Employee's date of hire. For this purpose, employment service with a Predecessor Employer that is continuous with service with this Corporation shall be considered employment service with this Corporation.

         2.3 REEMPLOYMENT. A previously eligible Employee who returns to work following an earlier termination of employment will be eligible to participate immediately upon returning to work with the Corporation.

         2.4 LEAVES OF ABSENCE - LAYOFF. Employees on a Corporation-approved disability or special leave of absence shall continue to be eligible to make Employee contributions pursuant to Section 3.1 for a period not in excess of one year while on such leave. Employees on layoff-inactive status shall cease to be eligible to make Employee contributions pursuant to Section 3.1 with respect to the period so classified.
                                   ARTICLE III
                                  CONTRIBUTIONS

         3.1  EMPLOYEE CONTRIBUTIONS.

              (A) AFTER-TAX EMPLOYEE CONTRIBUTIONS. During the Plan Year, an Employee may pay into the Plan, through such payroll deductions as he or she may authorize from time to time, After-Tax Employee Contributions of up to 20% of his or her Eligible Salary. Such payroll deductions must be whole percentages of Eligible Salary and may not be at a rate of less than one percent of the Employee's Eligible Salary. Such payments shall be allocated to the Employee's After-Tax Account. The Employee's Compensation shall be reduced by the amount of such payment. The Corporation shall remit such amounts to the Trustee as of the earliest date on which such amounts can be reasonably segregated from the Corporation's general assets but in no event later than 15 business days after the end of the calendar month in which such amounts are withheld by the Corporation from the Participant's Eligible Salary. The Corporation may limit the amount of such contributions as may be necessary to comply with Sections 7.1, 7.4, 7.6 and 7.7 and provisions of the Code and the regulations thereunder.

              (B)  EMPLOYEE BEFORE-TAX 401(K) CONTRIBUTIONS.

                   (1) GENERAL. In lieu of part, or all, of the payroll
              deductions he or she otherwise may authorize in accordance with
              Section 3.1(a), an Employee may elect to have the Corporation pay an equivalent amount into the trust in accordance with a qualified cash or deferred arrangement as provided for under Section 401(k) of the Code. Such payments shall be allocated to the Employee's 401(k) Account. The Employee's Compensation shall be reduced by the amount of any such payment. The Corporation shall remit such amounts to the Trustee as of the earliest date on which such amounts can be reasonably segregated from the Corporation's general assets but in no event later than 15 business days after the end of the calendar month in which such amounts are withheld by the Corporation from the Participant's Eligible Salary.

                   (2) ELECTIONS FROM PROFIT SHARING AMOUNT. In addition to
              contributions up to 20% of Eligible Salary as provided in Sections 3.1(a) and (b)(1), an Employee may elect, in lieu of receipt of any Profit Sharing Amount to which the Employee is entitled under the American Axle & Manufacturing, Inc. Profit Sharing Plan for Salaried Employees to have the Corporation contribute up to 100%, in one percent increments, of such amount to the trust as additional Before-Tax 401(k) contributions.

                   (3) LIMITATIONS. The Corporation may limit the amount of such
              Corporation payments to the trust pursuant to Sections 3.1(b)(1) and (2) as may be necessary to comply with Sections 7.1, 7.2, 7.4,
              7.5 and 7.7 and provisions of the Code and the regulations thereunder.

                   (4) CATCH-UP CONTRIBUTIONS. Effective January 1, 2002 all
              Employees who are eligible to make Before-Tax 401(k) contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

              (C) CHANGES IN ELECTIONS. A Participant may elect to change the amount of his or her After-Tax or Before-Tax 401(k) contributions, or have such contributions suspended, at any time. Any such change in the rate of payroll deduction authorized by an Employee in accordance with
         Section 3.1(a), or in the rate of Before-Tax 401(k) contributions elected by an Employee in accordance with Section 3.1(b), will become effective not later than the first day of the second payroll period next following the date on which such authorization is received by the party designated by the Administrator.

              (D) VESTING. Each Participant shall at all times be fully vested in his or her After-Tax and Before-Tax 401(k) contributions credited to his After-Tax and 401(k) Accounts respectively and no portion of such Accounts shall be subject to forfeiture.

         3.2  CORPORATION CONTRIBUTIONS.

              (A) MATCHING CONTRIBUTIONS. With respect to each Plan Year, the Corporation will contribute, out of current or accumulated earnings and profits, or amounts returned to the trust pursuant to Section 5.8, an amount equal to 25% of the first six percent of the Participant's Eligible Salary which the Participant elects to contribute to the Plan that Plan year pursuant to Sections 3.1(a) or (b). Effective July 1, 1997, the Matching Contribution shall be equal to 50% of the first six percent of the Participant's Eligible Salary which the participant elects to contribute on or after July 1, 1997 pursuant to Sections 3.1(a) or (b).

              (B) DISCRETIONARY MATCHING CONTRIBUTIONS. In the event the Corporation has no current or accumulated earnings and profits at the close of the Plan Year in question, then, in its sole discretion, the Corporation may make all or any portion of the contributions described in Section 3.2(a) for that Plan Year, if so approved by the Corporation in its sole discretion. All amounts contributed pursuant to Sections 3.2(a) or (b) shall be allocated to the Participant's Matching Account.

              (C) LIMITATION. The Corporation will not contribute with respect to (i) After-Tax or Before-Tax 401(k) contributions made by a Participant in any Plan Year in excess of six percent of his or her Eligible Salary that Plan Year, (ii)

         Rollover contributions made by employees as provided for in Section 3.3, or (iii) contributions made from an Employee's Profit Sharing Amount as set forth in Section 3.1(b)(2).

              (D) VESTING. A Participant's Matching contributions shall vest as provided in Section 5.1.


         3.3  ROLLOVER CONTRIBUTIONS FROM OTHER QUALIFIED PLANS.

              (A) ROLLOVER CONTRIBUTIONS. An Employee may make a rollover contribution, as permitted under Section 402(c) of the Code, into an option or options selected by such Employee in an amount not exceeding the total amount of taxable proceeds distributed by a similar qualified plan maintained by a former employer. The rollover contribution must be made (i) by the Employee within 60 days following the receipt of such distribution from the former employer's plan, (ii) directly from the former employer's plan, or (iii) through a conduit individual retirement account. Such amounts shall be allocated to an Employee's Rollover Account. For Plan Years beginning after December 31, 2001, the Plan will accept rollover contributions and/or direct rollover distributions from the following types of plans:

                        (1) DIRECT ROLLOVERS. The Plan will accept a direct
                   rollover of an Eligible Rollover Distribution from:

                             (A) a qualified plan described in Section 401(a) or
                        403(a) of the Code, including after-tax employee contributions.

                             (B) an annuity contract described in Section 403(b)
                        of the Code, excluding after-tax employee contributions.

              (C) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         (2) PARTICIPANT ROLLOVER CONTRIBUTIONS FROM OTHER PLANS. The Plan will accept a participant contribution of an Eligible Rollover Distribution from:

              (A) a qualified plan described in Section 401(a) or 403(a) of the Code.

              (B) an annuity contract described in Section 403(b) of the Code.

              (C) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         (3) PARTICIPANT ROLLOVER CONTRIBUTIONS FROM IRAS. The Plan will accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

     (b) VESTING. Each Participant shall at all times be fully vested in his or her Rollover Contributions credited to his or her Rollover Account and no portion of such Account shall be subject to forfeiture.

     (c) WITHDRAWALS. The Participant may elect to have the assets in his or her Rollover Account or any Account established pursuant to Section 3(B) (trust to trust transfers) of the prior Plan document, distributed at any time in a single lump sum payment. Partial withdrawals prior to the date set forth in Section 5.2(c)(2) are not permitted.

                                   ARTICLE IV
                                INVESTMENT FUNDS

4.1  INVESTMENT OF PARTICIPANT CONTRIBUTIONS.

     (a) PARTICIPANT DIRECTION OF INVESTMENT. A Participant's Before-Tax 401(k) and After-Tax contributions shall be invested in the Mutual Funds, the Trusteed Funds, if any, and, effective October 1, 2001, the American Axle Stock Fund in increments of one percent, as may be elected by the Participant. A Participant's initial investment election shall remain in effect until changed by the Participant.

     A Participant's investment election may be changed by appropriate direction to the party designated by the Administrator. Any change in investment election shall be effective not later than the first day of the second pay period next following the date on which such direction from the Participant is received by the party designated by the Administrator.

     (b) ACCOUNT TRANSFERS. Assets may not be transferred between After-Tax and 401(k) Accounts, except as may be necessary to comply with the cash or deferred limitation as provided in Section 7.4.

     (C) TRANSFERS BETWEEN INVESTMENT OPTIONS. Assets being held in a Participant's Accounts may be transferred from one investment option to another investment option as follows:

         (1) A transfer of assets may include all, or any part of, such assets in an investment option.

         (2) Assets held in the Mutual Funds Option may be transferred daily within this investment option, to the Trusteed Funds, if any, or, effective October 1, 2001, to the American Axle Stock Fund.

         (3) Assets held in the Trusteed Funds Option may be transferred daily to the Mutual Funds Option or, effective October 1, 2001, to the American Axle Stock Fund.

         (4) Effective October 1, 2001, assets held in the American Axle Stock Fund may be transferred daily to the Mutual Funds Option or to the Trusteed Funds, if any.

         (5) Any election to transfer assets shall be effective not later than the first business day next following the date on which such direction from the Participant is received by the party designated by the Administrator.

         (6) Any election to transfer assets shall be irrevocable upon its receipt by the party designated by the Administrator.

         (7) If no contributions are being made currently to the trust fund on behalf of a Participant, but the Participant continues to have an Account balance under this Plan, the Participant shall be required to make an election regarding the investment of such amounts. Absent such election, the Corporation may designate a Mutual Fund(s), Trusteed Fund(s), and/or, effective October 1, 2001, the American Axle Stock Fund into which such amounts may be invested.

     4.2 INVESTMENT OF CORPORATION CONTRIBUTIONS. Matching contributions shall be invested in accordance with Section 4.1.

     4.3 INVESTMENT OF INCOME RECEIVED ON PARTICIPANT AND CORPORATION CONTRIBUTIONS. Income received on Participant After-Tax, 401(k) and rollover contributions and on Corporation Matching contributions shall be invested in accordance with Section 4.1.

     4.4 AMERICAN AXLE STOCK FUND. This Section 4.4 is effective October 1,
2001.

         (a) ACQUISITION OF STOCK. The Plan may only acquire, or sell, American Axle Stock so long as such securities are (i) qualifying employer securities as defined in Section 407(d)(5) of the Act, (ii) publicly traded on a national exchange, and (iii) traded with sufficient frequency and in sufficient volume to assure that Participant and Beneficiary directions to buy or to sell the security may be acted upon promptly and efficiently. The Plan may acquire American Axle Stock on the open market or may acquire treasury stock or previously authorized but unissued shares directly from the American Axle & Manufacturing Holdings, Inc. In the event of the purchase or sale of American Axle Stock to or from the American Axle & Manufacturing Holdings, Inc., (i) the price shall be equal to the price determined on the open market, and (ii) no commission shall be charged.

     (b) INFORMATION TO FUND HOLDERS. Information provided to shareholders of American Axle Stock shall be provided to Participants and Beneficiaries owning a beneficial interest in the American Axle Stock Fund.

     (c) VOTING RIGHTS. Voting, tender and similar rights with respect to American Axle Stock shall be passed through to Participants and Beneficiaries owing a beneficial interest in the American Axle Stock Fund.

     (d) CONFIDENTIALITY. The Compensation Committee of the Board of Directors of the Corporation, acting through the Management Investment Committee, shall
(i) establish procedures to safeguard the confidentiality of information relating to the purchase, holding and sale of interests in the American Axle Stock Fund and the exercise of voting, tender and similar rights with respect to American Axle Stock by Participants and Beneficiaries, except to the extent necessary to comply with Federal laws or state laws not preempted by the Act;
(ii) monitor Plan procedures to ensure that such safeguards are being followed, and (iii) appoint an independent fiduciary when a situation arises involving a potential for undue influence by the Corporation upon Participants and Beneficiaries with regard to the direct or indirect exercise of their shareholder rights. The safeguard procedures shall authorize the independent fiduciary to take such steps as are necessary to avoid any such undue influence.

     (e) NAMED FIDUCIARY. Each Participant and Beneficiary is hereby designated a "named fiduciary" within the meaning of Section 403(a)(1) of the

         Act with respect to shares of American Axle Stock as to which he or she is entitled to make voting or tender offer decisions.

                                    ARTICLE V
                               PAYMENT OF BENEFITS

         5.1 VESTING. Assets derived from each Participant's Before-Tax 401(k) and After-Tax contributions and all earnings thereon shall vest immediately upon allocation to the appropriate Account of the Participant. For Plan Years beginning prior to January 1, 2002, a Participant's Corporation Matching contributions and earnings thereon shall vest upon the Participant's attainment of five Years of Credited Service. Effective January 1, 2002, the Corporation Matching Contributions and earnings thereon of a Participant who completes an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001 shall vest upon the Participant's attainment of three Years of Credited Service. Notwithstanding the foregoing provisions, a Participant shall be fully vested in all contributions hereunder in the event such Participant's termination of employment is due to his or her death or Total and Permanent Disability or after he or she attains Normal Retirement Age.

         5.2      PAYMENT OF BENEFITS UPON TERMINATION OF EMPLOYMENT.

                  (A) AVAILABLE ACCOUNTS. Upon the termination of employment of a Participant for any reason other than his or her death, the Participant may elect to receive all assets in his or her 401(k), After-Tax and Rollover Accounts. The Participant shall be entitled to receive all assets allocated to his or her Matching Account to the extent vested as provided in Section 5.1.

                  (B)  TIME OF PAYMENT. Effective January 1, 1998, the
         Trustee shall make a distribution of the Participant's vested account balances as soon as administratively practicable following his or her termination of employment (or separation from employment on or after January 1, 2002), provided, however, that if the value of the Participant's vested Accounts at the time of distribution is more than $5,000, the Participant may elect to defer the receipt of benefits to the latest payment date described in Section 5.2(d). A vested Participant who has elected to defer the receipt of his or her Accounts under this Plan as set forth above, may, at any time prior to the latest payment date set forth in Section 5.2(d), elect the immediate distribution of his or her entire vested Account balances at that time. Partial withdrawals prior to the date set forth in Section 5.2(c)(2) are not permitted. Effective January 1, 1998, If a Participant terminates employment (or separates from employment on or after January 1, 2002) and the value of his vested Account does not exceed $5,000, the Participant will receive a lump sum distribution of the vested value of his Account as soon as practicable after his termination of employment, or, effective January 1, 2002, his separation from employment, and the nonvested portion shall be treated as a forfeiture in the Plan Year in which the Participant terminates employment or separates from employment. For purposes hereof, if the vested value of a Participant's Account is zero, the Participant shall be deemed to have received a distribution of the vested value of his Account and if such Participant resumes employment before the date he incurs five consecutive one-year breaks in service, his Account will be restored to the amount of the deemed distribution. Effective January 1, 2002, for purposes of Section 5.2(b), the value of a Participant's vested Accounts shall be determined without regard to that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable hereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If
         the value of the Participant's vested Accounts as so determined is $5,000 or less, the Plan shall immediately distribute the Participant's entire vested Accounts.

               (C) METHOD OF PAYMENT. The Participant may elect, upon termination of employment, or effective January 1, 2002, upon separation from employment to have the assets in his or her Account distributed:

                   (1)  METHOD. Distributions shall be made:

                        (A) LUMP SUM OPTION. The Participant may elect to have
                   the assets in his or her Account distributed in a single lump sum payment, or

                        (B) INSTALLMENT OPTION. If, as of the end of the year
                   prior to the year in which any retired Participant attains age 70-1/2, he or she has not withdrawn all assets in his or her Account and the amount withdrawn for the year in which the Participant attains age 70-1/2 is less than the minimum annual installment amount, commencing not later than April 1 of the year following attainment of age 70-1/2, the Participant may elect to have minimum annual installment amounts determined and paid to him or her from his or her Account assets. Such minimum installment amounts will be paid annually thereafter and will be in accordance with regulations prescribed by the Secretary of the Treasury of the United States, including statutory incidental death benefit requirements of
                   Section 401(a)(9) of the Code.

                             (I) MINIMUM ANNUAL INSTALLMENT. The minimum annual installment amount shall be calculated by dividing the Participant's Account balance as of December 31 of the year prior to the year for which such distribution is made, by the Participant's remaining life expectancy, or, if elected by such Participant, the combined life expectancy of the Participant and his or her beneficiary.

                             (II) LIFE EXPECTANCY. If the Participant:

                             (A) has elected to have minimum installment amounts
                        calculated based on the combined life expectancy of the Participant and his or her designated beneficiary; and

                             (B) such designated beneficiary is not the
                        Participant's spouse; and

                             (C) such designated beneficiary is more than ten
                        years younger than the Participant;

                             then the designated beneficiary's life expectancy,
                        solely for purposes of calculating the minimum installment amount, will be deemed to be the Participant's life expectancy, less ten years.

                             (III) CONTINUING ELECTIONS. Any retired Participant
                        who is subject to the minimum annual installment provisions under Section 5.2(c)(2) shall continue to be permitted to transfer Account assets or redirect any loan repayments among the Plan's investment options. Further, any such Participant may withdraw all of his or her Account assets in one lump sum payment.

                             (IV) ELIMINATION OF INSTALLMENT OPTION.
                        Notwithstanding any provision of this Plan to the contrary, a Participant may not elect the Installment Option set forth in Section 5.2(c)(1)(B), if his "annuity starting date" is on or after the earlier of (i) the 90th day after the date the Participant has been furnished with a summary satisfying the requirements of 29 CFR 2520.104b-3 indicating that the Plan has been amended to eliminate the installment method as an optional form of benefit or (ii) January 1, 2003. For purposes of this Section 5.2(c)(1)(B)(iv), the "annuity starting date" means the first day on which all events have occurred which entitles the Participant to such benefit.

                  (2)   CASH OR STOCK.

                        (A) MUTUAL AND TRUSTEED FUNDS. All distributions from
                  Mutual and Trusteed funds shall be made in cash.

                        (B) AMERICAN AXLE STOCK FUND. Unless the Participant or
                  Beneficiary elects to take cash for distributions from the American Axle Stock Fund, distributions from the American Axle

                  Stock Fund shall be in American Axle Stock, except that any fractional interest in a share of American Axle Stock shall be paid in cash.

                  (3)   DIRECT ROLLOVER OPTION.

                        (A) DIRECT ROLLOVER: A Participant, or the spouse or former spouse of a deceased Participant, entitled to receive an Eligible Rollover Distribution, may, except to the extent otherwise expressly provided to the contrary in this Plan, elect to have the distribution paid directly from the Plan to an Eligible Retirement Plan in a direct rollover; provided, however, that:

                              (I)   DISTRIBUTEE OTHER THAN PARTICIPANT OR
                        SPOUSE. If the individual entitled to a distribution (the "distributee") is other than a Participant or the spouse or former spouse of a Participant, the distributee shall not be entitled to elect a direct rollover;

                              (II) FORMER SPOUSE AS DISTRIBUTEE. If the former spouse of a deceased Participant is entitled to a distribution, the former spouse may only elect a direct rollover to an Individual Retirement Plan, not to a Qualified Plan;

                              (III) QDRO. A spouse or a former spouse who is
                        an alternate payee pursuant to a qualified domestic relations order shall be entitled to elect a direct rollover;

                              (IV) REQUIREMENTS OF ADMINISTRATOR. In order to elect a direct rollover, the distributee must specify the Eligible Retirement Plan to which the distribution is to be made, provide the Administrator with such information and/or documentation as the Administrator may require, and comply with such procedures as the Administrator may prescribe;

                              (V) FAILURE TO ELECT. A distributee who fails to make an affirmative election shall be treated as having elected not to make a direct rollover;

                              (VI) PARTIAL DIRECT ROLLOVER. A distributee may elect to make a direct rollover of a portion of an Eligible Rollover Distribution, but not less than $500, and to have the remainder of the distribution paid to the distributee;

                              (VII) NUMBER OF PLANS. A distributee electing a
                        direct rollover may name only one Eligible Retirement Plan to receive the direct rollover;

                              (VIII) DISTRIBUTIONS OF LESS THAN $200. A
                        distributee may not elect a direct rollover with respect to Eligible Rollover Distributions during a Plan Year that are reasonably expected to total less than $200;

                              (IX) REVOCATION OF ELECTION. Prior to the
                        commencement of benefits, a distributee may only elect, or revoke an election to make, a direct rollover during his or her Election Period;

                              (X) HARDSHIP DISTRIBUTION. A direct rollover shall not be available for a hardship distribution; and

                              (XI) OFFSET AMOUNT. A distributee may not elect a direct rollover of an offset amount. A distribution of an offset amount occurs when the distributee's Account is reduced (offset) in order to repay a Plan loan.

                        (B) INFORMATION TO DISTRIBUTEE. During the Election
                    Period, the Administrator shall give the distributee a written explanation of (i) the direct rollover option, (ii) the rules that require income tax withholding on distributions, (iii) the rules under which the distributee may rollover the distribution within 60 days of receipt, and
                    (iv) the other special tax rules that may apply to the distribution.

                        (C) DEFINITIONS. For purposes of this Plan, the
                    following words and phrases shall have the meanings set forth below.

                            (I) ANNUITY STARTING DATE: The term "Annuity Starting Date" means the first day on which all events have occurred which entitled the Participant to a benefit.

                            (II) ELECTION PERIOD: The term "Election Period"
                        means the period commencing not less than 30 nor more than 90 days prior to the distributee's Annuity
                        Starting Date. The distributee may waive the 30 day limit by affirmatively electing to make, or not make, a direct rollover within a shorter period, so long as the distributee has been informed that he or she has 30 days after receipt of the written explanation described above in Section 5.2(c)(3)(B) to make such an election.

                            (III) ELIGIBLE RETIREMENT PLAN. An Eligible
                        Retirement Plan means an Individual Retirement Plan or a Qualified Plan.

                            (IV) ELIGIBLE ROLLOVER DISTRIBUTION. An Eligible Rollover Distribution means a distribution of all, or any portion, of a Participant's Account under this Plan except:

                                  (A) 401(A)(9) DISTRIBUTION. Any distribution to the extent required by Code Section 401(a)(9);

                                  (B) AFTER-TAX CONTRIBUTIONS. That portion of any distribution not includible in gross income (determined without regard to the exclusion for net unrealized appreciation set forth in Code
                             Section 402(e)(4));

                                  (C) 401(K)/415 LIMITATIONS. Return of 401(k) contribution deferrals described in Regulation ss.1.415-6(b)(6)(iv) that are returned as a result of the limitations of Code Section 415;

                                (D) 401(K) AND 401(M) CORRECTIVE DISTRIBUTIONS.
                          Corrective distributions of excess contributions and excess deferrals as described in Regulation ss.1.401(k)-1(f)(4) and Regulation ss.1.402(g)-1(e)(3)
                          respectively and corrective distributions of excess aggregate contributions as described in Regulation ss.1.401(m)-1(e)(3), together with the income allocable to these corrective distributions; and

                                (E) LOANS. Loans treated as distributions under
                          Code Section 72(p) and not excepted by Code Section 72(p)(2) and loans in default that are deemed distributions (but not an amount equal to the unpaid loan balance, where the loan is not in default, treated as a deemed distribution).

                          (V) INDIVIDUAL RETIREMENT PLAN. An Individual
                    Retirement Plan is an individual retirement account described in Code Section 408(a) or an individual retirement annuity (other than an endowment contract) described in Code
                    Section 408(b).

                          (VI) QUALIFIED PLAN. A Qualified Plan is a qualified
                    trust described in Code Section 401(a) (with the limitations described in Code Section 401(a)(31)(D)) or an annuity plan described in Code Section 403(a).

               (D) DIRECT ROLLOVER OPTION FOR DISTRIBUTIONS MADE AFTER DECEMBER 31, 2001. For purposes of the direct rollover rules of
        Section 5.3(c)(3)(C), the following shall apply to distributions made after December 31, 2001.

                          (I) MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT
                    PLAN. An Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

                          (II) MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER
                    DISTRIBUTION TO EXCLUDE HARDSHIP DISTRIBUTIONS. Any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

                                            (III) MODIFICATION OF DEFINITION OF
                                    ELIGIBLE ROLLOVER DISTRIBUTION TO INCLUDE
                                    AFTER-TAX EMPLOYEE CONTRIBUTIONS. A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of After-Tax Employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                  (D)  LATEST PAYMENT DATE.

                           (1) REQUIREMENTS OF CODE SECTION 401(A)(14). Anything in this Plan to the contrary notwithstanding, unless the Participant otherwise elects with the consent of the Administrator and pursuant to rules adopted by the Administrator, the payment of benefits under the Plan to the Participant will begin no later than the 60th day after the latest of the close of the Plan Year in which:

                                    (A)     NORMAL RETIREMENT AGE. The
                           Participant attains his or her Normal Retirement Age;

                                    (B)     TENTH  ANNIVERSARY.  Occurs the
                           tenth anniversary date of the year in which the Participant commenced participation in the Plan; or

                                    (C)     TERMINATION OF EMPLOYMENT. The
                           Participant terminates his or her employment with the Corporation.

                           (2) INCIDENTAL BENEFIT RULE. The election referred to in Section 5.2(d)(1), to defer receipt of benefits may not be made if the exercise of such election will mean that (i) benefits payable under the Plan with respect to the Participant in the event of his or her death will be more than (incidental) within the meaning of Department of Treasury Regulation Section 1.401-1(b)(1)(i), or (ii) benefits will be paid at a date later than set forth in Section 5.2(d)(4).

                           (3) RETROACTIVE PAYMENT. If the amount of the payment required to commence on the date determined under
                  Section 5.2(d)(1) cannot be ascertained by such date, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained under the Plan.

                           (4)      REQUIREMENTS OF CODE SECTION 401(A)(9). This
                  Section is applicable to Plan Years beginning January 1, 1997 and thereafter. All distributions from this Plan shall be made in accordance with the requirements of Code Section 401(a)(9), and the regulations thereunder, including the proposed regulations until final regulations are issued. The entire interest of each Participant will be distributed to the Participant, or shall commence to be distributed to the Participant over a period certain not extending beyond the life expectancy of such Employee or the life expectancy of such Employee and his or her designated Beneficiary, not later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant retires. In the case of an employee who is a five percent owner (as defined in Code Section 416), the employee's interest will be distributed to him or her no later than April 1 of the calendar year following the calendar year in which he or she attains age 70-1/2. An individual who was a Participant in this Plan prior to January 1, 1997, who attains age 70-1/2 prior to January 1, 1999, shall, even if he or she remains employed by the Corporation, be entitled to elect to have his or her entire vested interest distributed to him or her as of April 1 following the calendar year he or she attains age 70-1/2.

                           (5) DISTRIBUTIONS TO COMPLY WITH PROPOSED REGULATIONS. With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of
                  Section 401(a)(9) of the Code in accordance with the regulations under Code Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This Section 5.2(d)(5) shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code

                  Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

                  (E) DISTRIBUTION UPON SEPARATION FROM EMPLOYMENT. Effective January 1, 2002, a Participant's Before-Tax 401(k) contributions, Qualified Contributions, Nonelective Contributions, Qualified Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require separate from service before such amounts may be distributed.

         5.3      WITHDRAWALS FROM AFTER-TAX ACCOUNT WHILE ACTIVELY EMPLOYED.

                  (A) WITHDRAWAL. A Participant may withdraw assets from his or her After-Tax Account at any time.

                  (B) LOAN LIMITATION. A Participant who has an outstanding loan(s) in accordance with Section 5.6 shall be permitted to make a withdrawal in accordance with this Section 5.3 only to the extent such withdrawal does not reduce the total remaining vested assets in his or her Accounts below the amount required by Section 5.6.


                  (C) IRREVOCABILITY. Any election to withdraw assets shall be irrevocable upon its receipt by the Administrator or its delegate.

         5.4      WITHDRAWALS FROM 401(K) ACCOUNT WHILE ACTIVELY EMPLOYED.

                  (A) WITHDRAWALS FROM 401(K) ACCOUNT. Before a Participant under the age of 59-1/2 who is still actively employed by the Corporation may withdraw from his or her 401(k) account, all available assets in the Participant's After-Tax Accounts must first be withdrawn.

                  (B) HARDSHIP WITHDRAWALS. After a Participant under the age of 59-1/2 has withdrawn all assets from his or her After-Tax Account, a Participant who encounters a Financial Hardship may withdraw assets from his or her 401(k) Account, upon the approval of the Administrator or its delegate, provided such Participant previously has taken all available asset distributions, withdrawals, and loans under all applicable plans maintained by the Corporation. The amount of assets that may be withdrawn for a Financial Hardship shall be limited to the lesser of:

                           (1) the total amount of the Participant's 401(k) Account determined without regard to earnings; or

                           (2)      the amount required to meet the Financial
                  Hardship.

                  (C) DETERMINATION OF HARDSHIP. Subject to the claims procedure, the determination by the Administrator as to whether an event constitutes a "Financial Hardship" shall be final and binding on all persons.

                  (D) LIMITATION OF FUTURE CONTRIBUTIONS. A Participant who withdraws assets for a Financial Hardship (i) will be suspended from accumulating further savings under the Plan for a period of 12 months following such withdrawal, and (ii) shall have his annual Before-Tax 401(k) contributions limited, for the Plan Year next following the year in which the hardship withdrawal was made, to $10,000 (or as may be adjusted by the Secretary of the Treasury of the United States) minus the amount of any Before-Tax 401(k) contributions made during the year in which the hardship occurred. Notwithstanding the foregoing, a Participant who receives a distribution of Before-Tax 401(k) contributions after December 31, 2001, on account of hardship shall be prohibited from making Before-Tax 401(k) contributions and After-Tax Employee Contributions under this and all other plans of the employer for 6 months after receipt of the distribution. A participant who receives a distribution of Before-Tax 401(k) contributions in calendar year 2001 on account of hardship shall be prohibited from making Before-Tax 401(k) contributions and After-Tax Employee Contributions under this and all other plans of the Corporation for 6 months after receipt of the distribution or until January 1, 2002, if later.

                  (E) WITHDRAWALS AT AGE 59-1/2. A Participant age 59-1/2 or older may make a withdrawal from his or her 401(k) Account on the same basis as other assets in accordance with Section 5.3.

                  (F) LOAN LIMITATION. A Participant who has an outstanding loan(s) in accordance with Section 5.6 shall be permitted to make a withdrawal in accordance with this Section 5.4 only to the extent such withdrawal does not reduce the total remaining vested assets in his or her Accounts below the amount required by Section 5.6.

                  (G) IRREVOCABILITY. Any election to withdraw assets shall be irrevocable upon its receipt by the Administrator.

         5.5      DEATH BENEFITS.

                  (A)      DESIGNATION OF BENEFICIARIES.
                           (1) MARRIED PARTICIPANTS. A Participant may file with the Administrator or its delegate a written designation of a beneficiary or beneficiaries with respect to all, or part, of the assets in the Account of the Participant. For a married Participant who dies, the entire balance of the Account shall be paid to the Participant's surviving spouse unless a written designation of beneficiary designating a person(s) other than the spouse as beneficiary with respect to all, or part, of the assets in the Account of the Participant is filed with the Trustee which designation includes the written consent of the spouse, witnessed by the Plan representative or a notary public. The written designation of beneficiary filed with the Administrator may be changed or revoked at any time by the action of the Participant with, if necessary, the consent of the spouse. No designation or change of beneficiary will be effective until it is determined to be in order by the Administrator, but when so determined it will be effective retroactively to the date of the instrument making the designation or change.

                           (2) SINGLE PARTICIPANTS. In the event an unmarried Participant does not file a written designation of beneficiary, such a Participant shall be deemed to have designated as beneficiary or beneficiaries under this Plan the person or persons designated to receive Basic Life Insurance proceeds upon the death of such Participant under the Corporation's Life and Disability Benefits Program for Salaried Employees, unless such Participant shall have assigned such life insurance. If no such designation exists, or if all such beneficiaries have predeceased the Participant, the Participant's Account shall be payable in equal shares to the Participant's children, adopted or otherwise, then surviving, or if the Participant has no children then surviving, in equal shares to the Participant's parents, then surviving, or if the Participant has no children or parents then surviving, to the Participant's estate.



                  (B) AMOUNT PAYABLE. A beneficiary or beneficiaries will receive, subject to provisions of Section 5.5(a)(1), in the event of the Participant's death, assets in the Participant's Account in accordance with the applicable designation. If the Corporation shall be in doubt as to the right of any beneficiary to receive any such assets, the Trustee may deliver such assets to the estate of the Participant, in which case neither the Trustee nor the Corporation shall not have any further liability to anyone.

                  (C)      DATE OF PAYMENT.

                           (1) LUMP SUM. If a Participant, or former Participant, dies prior to the distribution of his or her interest in the Plan and installment payments have not commenced pursuant to Section 5.2(c)(2), the deceased Participant's interest in this Plan shall be paid out to the Participant's beneficiary or beneficiaries in one lump sum as soon as administratively practicable after the Participant's death provided that (i) if the Participant's spouse is his or her beneficiary and the deceased

                  Participant's interest in the Plan is valued, at the time of distribution, at more than $5,000, the spouse may delay payment but not later than December 31 of the Plan Year in which the Participant would have attained age 70-1/2, and (ii) in all other events, distribution may not be delayed more than five years after the death of the Participant.

                           (2) INSTALLMENTS. If installment payments commenced pursuant to Section 5.2(c)(2) prior to the Participant's death, such payments shall continue to the Participant's beneficiary or beneficiaries so that the remaining portion of the Participant's Account is distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death; provided, however, that the Participant's beneficiary, or beneficiaries may elect to receive the deceased Participant's vested interest in the Plan in one lump sum payment.

         5.6      LOANS.

                  (A) LOANS. A Participant, who is an Employee of the Corporation and who has satisfied the eligibility requirements of the Plan, may borrow from assets in his or her Account.

                  (B)      MAXIMUM LOANS. Notwithstanding the provisions of
         Section 5.6(a), the maximum loan amount (when added to the outstanding balance of all loans under all applicable plans maintained by the Corporation) will be the lesser of:

                           (1)      $50,000. $50,000, less the Participant's
                  highest aggregate balance of all loans over the 12-month period ending on the day before the loan is made; or

                           (2) ONE-HALF OF ACCOUNT. One-half of the present value of all vested assets in the Participant's Account.

         For purposes of the above limitation, all loans from all plans maintained by the Corporation (or any entity required to be aggregated with the Corporation in accordance with Section 414(b), (c), or (m) of the Code) shall be aggregated.

                  (C) MINIMUM LOANS. Loans shall be granted in whole dollar amounts, with $1,000 established as the minimum amount of any loan.

                  (D) TERM. Loans shall be granted for a minimum term of six months, with additional increments of six months as the Participant may elect, to a maximum of five years, or to a maximum of ten years in the event the loan is for the purchase or construction of the principal residence of the participant, provided a Participant may not elect a term which will result in monthly repayments of less than $50.

                  (E) INTEREST RATE. Loans shall bear a rate of interest which shall be the Prime Rate as of the date the Participant requests a loan.

                  (F) SECURITY. A loan shall be secured by a lien on the Participant's interest in the Plan to the extent permitted by the relevant provisions of the Code and the Act and any regulations or guidance issued thereunder.

                  (G) FREQUENCY. A Participant may be granted a loan no more frequently than one time each calendar year, or such longer period of time as the

         Administrator in its sole discretion may from time to time establish applicable to all Participants, provided a Participant who makes application for a loan prior to full repayment of a previous loan(s) shall be granted an additional loan only if the total of the outstanding amount of all of the Participant's loans does not exceed the maximum amount permitted in accordance with Section 5.6(b).

                  (H) MAXIMUM NUMBER OF LOANS. The Administrator may from time to time establish procedures with respect to the maximum number of loans a Participant may have outstanding at any one time.

                  (I) PARTICIPANT'S DOCUMENTATION. Prior to the granting of any loan, the Participant shall complete and submit such documentation as the Administrator may require.

                  (J) LIQUIDATION OF ACCOUNTS. Cash equal to the value of any loan granted shall be obtained by liquidating assets in the Participant's Account from investment options in which the Participant has assets as the Participant may elect.

                  (K) REPAYMENT. Repayment of a loan shall be through regular payroll deductions, except that if the Participant is not an active employee of the Corporation, repayment shall be through installment payments. Payments of principal and interest shall be applied to reduce the outstanding balance of a loan. Loan repayment amounts shall be allocated to the Participant's Account in the investment option(s) then in effect for current contributions. In accordance with rules established by the Administrator, a Participant also shall be permitted to make partial prepayment, without penalty, of the outstanding principal amount of, and accrued interest on, any loan granted under the Plan.

                  (L) LAYOFF OR UNPAID LEAVE. A Participant with an outstanding loan who is placed on layoff or an unpaid leave of absence status for any reason shall be entitled to:

                           (1) make installment payments equivalent in value to the payments deducted previously from his paycheck; or

                            (2) suspend loan payments for a period of up to 12 months; provided all loans shall be due and payable no later than five years from the date the respective loans were granted (or ten years in the event of a loan for the purchase or construction of the principal residence of the Participant) and the installments due after the layoff or leave ends must not be less than those required under the original loan.

                  (M) ACCRUAL OF EARNINGS. No earnings shall accrue to the Participant's Account with respect to the outstanding balance of any loan other than interest on such loan.

                  (N) PAYMENT ON TERMINATION. All outstanding loans shall be due and payable at such time as the Participant terminates employment with the Corporation or effective January 1, 2002, separates from employment with the Corporation, except in the event a Participant retires and elects to defer receipt of assets payable to him pursuant to Section 5.2, or in the event a Participant is terminated by the Corporation pursuant to applicable Corporation policy following the Participant's assignment to a successor organization. Such a Participant shall continue to make monthly loan repayments. For such a Participant, loans shall be due and payable as of the earlier of (i) five years following the date of loan (ten years in the event the loan is for the purchase or construction of the principal residence of the Participant), (ii) the ultimate effective date of hardship withdrawal by the Participant, or (iii) the effective date on which the Participant is terminated from the service of the successor organization.

                  (O) DEFAULT. In the event a Participant defaults on a loan by not making the required loan payments, the entire outstanding amount of and accrued interest on the loan shall be due and payable. In the event payment is not made within five years following the date of the loan (ten years in the event of a loan for the purchase or construction of the principal residence of the Participant), the Participant then shall be deemed to have received a distribution from the trust in an amount equal to the remaining outstanding principal amount of, and accrued interest on, the loan.

                  (P) DISTRIBUTION. Except as provided for in Section 5.6(n), a Participant who, prior to his repayment of the total principal amount of, and accrued interest on, a loan from the trust, terminates employment with the Corporation (including termination due to death or retirement) or is terminated by the Corporation shall be deemed to have elected a withdrawal equal to the principal amount of, and accrued interest on, the loan as of the date of the termination of employment.

                  (Q) ADMINISTRATOR'S DISCRETION. The foregoing Subsections of this Section 5.6 to the contrary notwithstanding, the Administrator reserves the right to declare moratoriums on the granting of new loans to Participants. Such moratoriums shall not affect a Participant's obligation to repay any outstanding loan.

                  (R) MILITARY LEAVE. Loan repayments will be suspended under the Plan as permitted by Code Section 414(u).

         5.7      FORFEITURES AND REINSTATEMENT OF FORFEITED AMOUNTS.

                  (A) FORFEITURES. A Participant who terminates employment, or, effective January 1, 2002, separates from employment, and whose matching account is not vested as provided in Section 5.1 shall, for purposes of this plan, be deemed to have received the distribution of such account as of the date of termination of his or her employment and the Participant's Matching Account shall be forfeited in the year of termination, or, effective January 1, 2002, year of separation from employment. Accounts forfeited pursuant to this Section 5.7(a) shall be used to reduce Corporation Matching contributions under Section 3.2(a) or (b).

                  (B) RESTORATION OF ACCOUNT. If a Participant who is deemed to have received a distribution of his or her Matching Account pursuant to Section 5.7(a) subsequently becomes eligible to participate in the Plan before incurring five consecutive one year breaks in service following termination of employment, the Corporation Matching contributions not vested will be restored on behalf of such Participant.

         5.8 UNDELIVERABLE ASSETS. In the event a distribution to a Participant or his beneficiary cannot be made because the identity or location of such Participant or

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

beneficiary cannot be determined after reasonable efforts, and if the Participant's settlement remains undistributed for a period of one year, the Administrator may direct that the distribution of assets and any earnings on such assets be returned to the trust fund and liquidated and applied to reduce Corporation Matching contributions made pursuant to Section 3.2. All liability for payment thereof shall thereupon terminate; provided, however, in the event the identity or location of the Participant or beneficiary is determined subsequently, assets equal to the amount so liquidated shall be paid from the trust to such person in a single sum.

                                   ARTICLE VI
                                   TRUST FUND

         6.1 GENERAL. All Participants' Before-Tax 401(k) and After-Tax contributions and Corporation Matching contributions under this Plan will be paid to the Trustee who shall invest and account for all such amounts and earnings thereon. Expenses incurred by the Trustee in maintaining the trust fund, including administrative expenses, will be borne by the Corporation; and from time to time, the Corporation will, upon request, reimburse the Trustee for such expenses.

         6.2 INVESTMENT BY TRUSTEE. The Trustee may invest in the following instruments:

                  (A) MUTUAL FUNDS. Contributions invested in the Mutual Funds shall be held by the Mutual Fund company appointed by the Management Investment Committee, or its delegate, under a contract which specifies the terms and conditions of such Funds.

                  (B) TRUSTEED FUND. Contributions may be invested in such Funds as may be maintained by either an investment manager or the Trustee, as appointed by the Management Investment Committee, or its delegate, under a contract with specifies the terms and conditions of such Fund.

                  (C) AMERICAN AXLE STOCK FUND. Effective October 1, 2001, contributions invested in the American Axle Stock Fund shall be maintained by the Trustee, or such other custodian as appointed by the Management Investment Committee, under a contract which specifies the terms and conditions of such Fund.

                  (D) LOANS. Contributions invested in Loans made pursuant to this Plan shall be held by the Trustee and shall be considered an investment option to the borrowing Participant with respect to such Participant's loan.

                  (E) OTHER FUNDS. Contributions invested in any other Fund as may be designated from time to time by the Management Investment Committee.

                                   ARTICLE VII
                          LIMITATIONS ON CONTRIBUTIONS

         7.1 LIMITATIONS ON CORPORATION CONTRIBUTIONS. In no event shall the Before-Tax 401(k), After-Tax and Corporation contributions, collectively, for any Plan Year exceed the lesser of (i) the aggregate of 15% of the total Compensation of Participants hereunder, or (ii) an amount per Participant which, when combined with the other sums constituting the Annual Addition to an individual Participant's Account, exceeds the maximum amount allocable to his or her Accounts under Section 7.4, or (iii) an amount which causes the Plan to violate Sections 7.5, 7.6 or 7.7. 401(k) and After-Tax Contributions shall be paid to the Plan as soon as administratively practicable, but not later than the 15th business day of the month following the month in which such amounts would have otherwise been payable to the Participant in cash.

Corporation Matching contributions shall be paid to the Plan on behalf of each Plan Year in time to qualify as a federal tax deduction for the fiscal year of the Corporation coinciding with or ending within such Plan Year; provided, however, that the Corporation may, in its discretion, make all or a portion of such contribution at an earlier time.

         7.2 SALARY REDUCTION. A Participant may elect to enter into a salary reduction agreement with the Corporation. The terms of any such salary reduction agreement shall provide that the Participant agrees to accept a reduction in salary from the Corporation, equal to a percentage of his or her Eligible Salary per payroll period, not to exceed the lesser of (i) 20% of such Eligible Salary, or (ii) the calendar year dollar limitation set forth in Code
Section 402(g)(1), which shall be adjusted for increases in the cost of living in accordance with regulations prescribed by the Secretary of Treasury or his delegate in accordance with Code Section 402(g)(5) except to the extent permitted under Section 3.1(b)(4) and Section 414(v) of the Code, if applicable. The Administrator may provide for separate elections to be made from the Participant's Profit Sharing Amount. Before-Tax 401(k) and After-Tax Contributions may only be made by means of salary reduction. Employees may not pay such contributions directly from themselves to the Plan. In consideration of such salary reduction agreement, the Corporation will make a salary reduction contribution to the Participant's 401(k) or After-Tax Account, as appropriate, on behalf of the Participant for such Plan Year in an amount equal to the total amount by which the Participant's Eligible Salary from the Corporation was reduced during the Plan Year pursuant to the salary reduction agreement. Further, salary reduction agreements shall be governed by the following rules:

                  (A) AMENDMENT BY PARTICIPANT. A Participant may change his or her rate of contribution, or have such contribution suspended, pursuant to the rules set forth in Section 3.1(c).

                  (B) AMENDMENT BY CORPORATION. The Administrator may lessen the amount of or revoke the salary reduction agreement with any Participant at any time, if the Administrator determines that such revocation or amendment is necessary to insure that a Participant's Annual Additions for any Plan Year will not exceed the limitations of
         Section 7.4 or to insure that the provisions of Sections 7.5, 7.6 and
         7.7 are met for such Plan Year.

                  (C) DISTRIBUTION OF EXCESS DEFERRALS. To the extent that the Before-Tax 401(k) contributions on behalf of an individual Participant for any taxable year are included in the Participant's gross income for such year as provided in Code Section 402(g)(1), the Participant may notify the Administrator by March 1 of the following calendar year of the amount of the excess deferral allocable to the Plan as provided in Code Section 402(g)(2)(A)(i) and the Administrator shall direct the Trustee to disburse such amount, and any income allocable to such amount and allocated to the Participant's 401(k) Account, by the succeeding April 15. Notwithstanding the foregoing, a Participant will be deemed to have notified the Corporation of an excess Before-Tax 401(k) contribution to the extent that the individual has excess Before-Tax 401(k) contributions for the calendar year taking into account only Before-Tax 401(k) contributions under the Plan and other plans maintained by the Corporation.

         7.3 RETURN OF CONTRIBUTIONS. Under no circumstances whatsoever shall any of the Fund be returned or transferred to the Corporation, or to any person for the benefit of the Corporation; provided, however, that (i) a contribution made by the Corporation under a mistake of fact shall, if the Corporation so requests, be returned within a year from the date of contribution, (ii) contributions are conditioned upon deductibility under Code
Section 404 and shall (to the extent disallowed) be returned to the Corporation within one year after disallowance, and (iii) funds may be returned and/or disbursed, as described in Sections 7.2, 7.5, 7.6, 7.7 and 7.8 to the extent described in those Sections.

         7.4 MAXIMUM BENEFIT. Anything in this Plan and Trust to the contrary notwithstanding, the amount of the Annual Addition allocated to the Account of a Participant, plus the amount of the Annual Addition allocated to the Account of such Participant under any other defined contribution plan (as defined in Act Section 3(34)) of the Corporation during a Limitation Year, whether or not terminated, shall not exceed the following limits:

                  (A)      PLAN YEARS BEGINNING BEFORE JANUARY 1, 2002.

                           (1) DOLLAR LIMITATION. For Plan Years beginning after December 31, 1994, $30,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code; or

                           (2) PERCENTAGE LIMITATION. Twenty-Five percent of the Participant's Compensation; or

                  (B) PLAN YEARS BEGINNING JANUARY 1, 2002 AND THEREAFTER. Except to the extent permitted under Section 3.1(b)(4) and Section 414(v) of the Code, if applicable, the Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                           (1) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

                           (2)      100 percent of the Participant's
                  compensation, within the meaning of Section 415(c)(3) of the Code, for the Limitation Year.

                  The compensation limit referred to in (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                  (C) COORDINATION WITH OTHER PLANS. The maximum amount, which, when combined with his benefits under the Corporation's defined benefit plans (as defined in Act Section 3(35)), if any, and the Corporation's other defined contribution plans, if any, causes the sum of the Defined Benefit Fraction and the Defined Contribution Fraction for such year to equal one. This Section 7.4(c) shall not be applicable for Plan Years beginning after December 31, 1999.

                  (D)      DEFINITIONS.

                           (1) "ANNUAL ADDITION". For purposes of the limitations of this Section 7.4, Annual Addition shall mean the sum of the following amounts allocated to a Participant's Account for any one Plan Year:

                                    (A)     Corporation contributions;

                                    (B)     After-Tax Employee contributions;

                                    (C)     Forfeitures; and

                                    (D)     Amounts allocated, after March 31,
                           1984, to an individual medical account, as defined in Code Section 415(l)(2), which is part of any pension or annuity plan maintained by the Corporation and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Corporation. Contributions for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service shall not, even though otherwise treated as an Annual Addition, be counted in determining whether the limitations of
                           Section 7.4 have been exceeded.

                  (2) "DEFINED BENEFIT PLAN FRACTION" shall mean a fraction, the numerator of which is the Participant's projected annual benefit under the Corporation's defined benefit plans, whether or not terminated, (determined at the close of the Plan Year) and the denominator of which is the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) as adjusted by Code Section 415(d), for the year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B), as adjusted by Code Section 415(d), with respect to such Participant under the Plan for such year.

                  Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Corporation which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987. This Section 7.4(d)(2) shall not be applicable for Plan Years beginning after December 31, 1999.

                  (3) "DEFINED CONTRIBUTION PLAN FRACTION" shall mean a fraction, the numerator of which is the sum of the Annual Additions under this Plan and all other defined contribution plans of the Corporation, whether or not terminated, (as defined for the Plan Year in which the Annual Addition was allocated to the Participant's Accounts) in such Plan Year and for all prior Plan Years and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Corporation (i) the product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such year determined without regard to Code Section

         415(c)(6), or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) (or Code
         Section 415(c)(7), if applicable) with respect to such Participant under such plan for such year.

                  If an Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Corporation which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of the excess of the sum of the fractions over 1.0 times the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the limitations of Code Section 415 applicable to the first Limitation Year beginning on or after January 1, 1987. This Section 7.4(d)(3) shall not be applicable for Plan Years beginning after December 31, 1999.

                  (4) LIMITATION YEAR. For purposes of applying the limitations of Code Section 415, the Limitation Year of this Plan shall be the same as the Plan Year.

         7.5 ACTUAL DEFERRAL PERCENTAGE. The amount of Before-Tax 401(k) contributions shall be adjusted and/or returned, as described below, for any Plan Year in which the Actual Deferral Percentage Test is not met.

                  (A) ACTUAL DEFERRAL PERCENTAGE TEST. The Actual Deferral Percentage Test will be met for a Plan Year only if the Actual Deferral Percentage for Highly Compensated Participants for that Plan Year does not exceed the greater of:

                           (1) 1.25. The Actual Deferral Percentage of all
                  Non-Highly Compensated Participants for that Plan Year multiplied by 1.25; or

                           (2) 2.00. The Actual Deferral Percentage of all
                  Non-Highly Compensated Participants for that Plan Year multiplied by two and must not be more than two percentage points higher than the Actual Deferral Percentage of all Non-Highly Compensated Participants for that Plan Year.

                  (B) ACTUAL DEFERRAL PERCENTAGE. The Actual Deferral Percentage for a specified group of Participants for a Plan Year shall be the average of the ratios (calculated separately for each Participant in such group) of:

                           (1) the amount of Before-Tax 401(k) contributions
                  actually paid over to the Plan on behalf of each such Participant for such Plan Year; to

                           (2) the Participant's Compensation for such Plan
                  Year.

                  The ratios and the Actual Deferral Percentage for each group shall be calculated to the nearest one-hundredth of one percent of the Participant's Compensation.

                  (C)  HIGHLY COMPENSATED EMPLOYEE. In calculating the
         Actual Deferral Percentage, the Actual Deferral ratio of a Highly Compensated Employee will be determined by treating all cash or deferred arrangements under which the Highly Compensated Employee is eligible as a single arrangement.

                  (D) AGGREGATION. For purposes of determining whether a plan satisfies the Actual Deferral Percentage test, all Before-Tax 401(k) contributions that are made under two or more plans that are aggregated for purposes of Code Sections 401(a)(4) or 410(b) (other than 410(b)(2)(A)) are to be treated as made under a single plan and if two or more plans are permissively aggregated for purposes of Code
         Section 401(k), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. Plans may be aggregated under this Section 7.5(d) only if they have the same Plan Year.

                  (E) ADJUSTMENT AND DISBURSEMENT OF EXCESS AMOUNTS. The Administrator may direct the Corporation to refrain from paying over to the Plan Before-Tax 401(k) contributions on behalf of Highly Compensated Participants to insure that the requirements set forth above are met for each Plan Year. If the Actual Deferral Percentage Test is violated the Corporation, in its sole discretion, shall satisfy such requirement by any combination of (i) or (ii) below:

                           (i) Excess Before-Tax 401(k) contributions and any
                  income allocable thereto which has been allocated to the Participant's 401(k) Account shall for the Plan Year and for the period between the end of the Plan Year and the date of the distribution be returned from the Plan to the Highly Compensated Participants before the close of the following Plan Year. If such amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, then Code Section 4979 imposes a ten percent excise tax on the Corporation. In such event, Matching Contributions shall not be made with regard to such amounts. The total excess Before-Tax 401(k) contributions to be refunded shall equal (i) the aggregate amount of contributions taken into account in determining the Actual Deferral Percentage of Highly Compensated Participants for the Plan Year in excess of (B) the maximum amount of such contributions permitted under
                  Section 7.5(a) determined by reducing contributions made on behalf of Highly Compensated Participants in the order of their Actual Deferral Percentage beginning with the highest of such percentages. For Plan Years beginning January 1, 1997 and thereafter, in reducing the Highly Compensated Participant's Before-Tax 401(k) contributions, the Participants with the highest Before-Tax 401(k) contribution shall be reduced first. The reductions required by Section 7.2 shall be applied prior to the reductions and tests of this Section 7.5. The amount of excess Before-Tax 401(k) contributions which are returned from the Plan to a Highly compensated Participant shall be reduced by the amount of excess Before-Tax 401(k) contributions previously returned to such Highly Compensated Participant for his taxable years ending with or within the same Plan Year.

                           (ii) The Corporation may make a Qualified
                  Non-Elective Contribution and/or within twelve (12) months after the end of the Plan

                  Year, on behalf of any or all Non-Highly Compensated Employees in an amount necessary to satisfy one of the tests set forth in Section 7.5(a); provided, that such Qualified Non-Elective Contributions and Qualified Matching Contribution satisfy the requirements of Regulation Section 1.401(k)-1(b)(5). Such Qualified Non-Elective Contributions and Qualified Matching Contributions shall be allocated to the Non-Highly Compensated Employee's 401(k) Account.

                  (F) ALTERNATIVE TESTING METHODS. For any Plan Year, the Corporation may treat the portion of the Plan benefiting a group of Employees who would otherwise be excludable under Treasury Regulation
         Section 1.410(b)-6(b)(3) (or any succeeding regulation) as under a separate plan for purposes of satisfying the Actual Deferral Percentage Test. In addition, if, for any Plan Year beginning on or after January 1, 1999, those Employees who fail to satisfy the requirements of Code
         Section 410(a)(1) satisfy the requirements of Code Section 410(b)(1) when tested separately, then those Non-Highly Compensated Employees who fail to satisfy the requirements of Code Section 410(a)(1) may be excluded from testing under this Section.

         7.6 CONTRIBUTION PERCENTAGE TEST. Matching contributions and After-Tax Employee contributions shall be adjusted and/or returned, as described below, for any Plan Year in which the Contribution Percentage Test is not met.

                  (A) CONTRIBUTION PERCENTAGE TEST. The Contribution Percentage test will be met for a Plan Year only if the Contribution Percentage for participating

         Highly Compensated Employees for that Plan Year does not exceed the greater of:

                           (1) 1.25. The Contribution Percentage of all
                  Non-Highly Compensated Participants for that Plan Year multiplied by 1.25; or

                           (2) 2.00. The Contribution Percentage of all
                  Non-Highly Compensated Participants for that Plan Year multiplied by two and must not be more than two percentage points higher than the Contribution Percentage of all other Non-Highly Compensated Participants for that Plan Year.

                  (B) CONTRIBUTION PERCENTAGE. The Contribution Percentage for a specified group of Participants for a Plan Year shall be the average of the ratios (calculated separately for each employee in such group) of:

                           (1) the sum of the Matching Contributions and
                  After-Tax Employee contributions paid under the Plan on behalf of each such Participant for such Plan Year, to

                           (2) the Participant's Compensation for such Plan
                  Year.

                  To the extent provided by regulations, the Administrator may elect to take into account, in computing the Contribution Percentage, Before-Tax 401(k) contributions and Qualified Matching Contributions and Non-Elective Contributions under the Plan or any other plan of the Corporation. Qualified Matching Contributions which the Administrator, in its sole discretion, elects to use in calculating the Actual Deferral Percentage under Section 7.5 are excluded from the calculation of the Contribution Percentage in this Section 7.6.

                  (C) HIGHLY COMPENSATED EMPLOYEES. In calculating the Actual Contribution Percentage, the Actual Contribution ratio of a Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(m) under which the Highly Compensated Participant is eligible as a single plan.

                  (D) AGGREGATION. For purposes of determining whether a Plan satisfies the Actual Contribution Percentage test, all After-Tax Employee and Matching contributions that are made under two or more plans that are aggregated for purposes of Code Sections 401(a)(4) or 410(b) (other than 410(b)(2)(A)(ii)) are to be treated as made under a single plan and if two or more plans are permissively aggregated for purposes of Code Section 401(m), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. Plans may be aggregated under this Section 7.6(d) only if they have the same Plan Years.

                  (E)  DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. The
         Plan Administrator shall, each Plan Year, determine whether the Contribution Percentage Test has been met for that Plan Year. If the Contribution Percentage Test has not been met for a Plan Year, the Corporation, in its sole discretion, shall satisfy such requirement by any combination of (i) or (i) below:

                           (i) The Corporation shall direct the Trustee to
                  distribute or treat as a forfeiture in the case of a Highly Compensated Employee who does not have a vested interest in his Matching Contributions, the Excess Aggregate Contributions and any income allocable to such Excess

                  Aggregate Contributions for such Plan Year. The amount to be distributed or forfeited hereunder shall be determined by reducing the contributions made on behalf of Highly Compensated Participants in the order of their Contribution Percentage beginning with the highest of such percentages. The income allocable to Excess Aggregate Contributions includes both income for the Plan Year for which the Excess Aggregate Contributions were made and income for the period between the end of the Plan Year and the date of distribution. Such distribution shall be made before the close of the Plan Year next following the Plan Year in which the Plan failed to meet the Contribution Percentage Test. If such amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, then Code
                  Section 4979 imposes a ten percent excise tax on the Employer.

                           (ii) The Corporation may make a Qualified
                  Non-Elective Contribution within 12 months after the end of the Plan Year, on behalf of any or all Non-Highly Compensated Employees in an amount sufficient to satisfy one of the tests set forth in Section 7.6(a), provided that the requirements of Regulation Section 1.401(m)-1(b)(5) are satisfied. Such contribution shall be allocated to the Participant's 401(k) Account. A separate accounting shall be maintained for the purpose of excluding such contributions from the "Actual Deferred Percentage" tests pursuant to Section 7.5(a).

                  (F) EXCESS AGGREGATE CONTRIBUTIONS. The term "Excess Aggregate Contributions" means with respect to any Plan Year, the excess of;

                           (1) the aggregate amount of the Matching and
                  After-Tax Employee contributions taken into account in computing the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                           (2) the maximum amount of such contributions
                  permitted under the limitations of Section 7.6(a).

                  (G) METHOD OF DISTRIBUTING EXCESS CONTRIBUTIONS. Any distribution or forfeiture of the Excess Aggregate Contributions for any Plan Year shall be made to Highly Compensated Participants on the basis of the respective portions of such amounts attributable to each such employees (determined, for Plan Years beginning January 1, 1997 and thereafter, by reducing the Highly Compensated Employee with the highest contributions first). The method of distributing Excess Aggregate Contributions must meet the requirements of Code Section 401(a)(4). A method under which After-Tax Employee Contributions are distributed to Highly Compensated Employee to the extent necessary to meet the requirements of Code Section 401(m)(2) while Matching Contributions attributable to such After-Tax Employee Contributions remain allocated to the Employee's Account will not meet the requirements of Code Section 401(m)(2).

                  (H) ORDER OF ADJUSTMENTS. The determinations, reductions, adjustments and distributions required by this Section 7.6 shall be made only after the provisions of Section 7.5 have been applied. Excess Aggregate



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

         Contributions may not be corrected by forfeiture if such contributions are not forfeitable under the terms of this Plan. Matching Contributions that are vested may not be forfeited to correct Excess Aggregate Contributions.

                  (I) ALTERNATIVE TESTING METHODS: For any Plan Year, the Corporation may treat the portion of the Plan benefiting a group of Employees who would be otherwise excludable under Treas. Reg. Section 1.410(b)-6(b)(3) (or any succeeding regulation) as under a separate plan for purposes of satisfying the Actual Contribution Percentage Test. In addition, if, for any Plan Year beginning on or after January 1, 1999, those Employees who fail to satisfy the requirements of Code
         Section 410(a)(1) satisfy the requirements of Code Section 410(b)(1) when tested separately, then those Non-Highly Compensated Employees who fail to satisfy the requirements of Code Section 410(a)(1) may be excluded from testing under this Section.

         7.7 RESTRICTIONS ON MULTIPLE USE OF ALTERNATIVE LIMITATIONS. For the Plan Years beginning before January 1, 2002, in addition to the limitations provided in Sections 7.5 and 7.6, the aggregate limit of the sum of the Actual Deferral Percentage and the Contribution Percentage for Highly Compensated Employees shall not exceed the greater of:

                  (A)  125% of the greater of:

                           (1) the Actual Deferral Percentage of the Non-Highly
                  Compensated Employees who are Participants for the preceding Plan Year; or

                           (2) the Contribution Percentage of the Non-Highly
                  Compensated Employees who are Participants for the preceding Plan Year; and

                  (B)  the lesser of:

                           (1) 200% of the lesser of the Actual Deferral
                  Percentage or the Contribution Percentage for the Non-Highly Compensated Employees who are Participants for the preceding Plan Year; or

                           (2) the lesser of the Actual Deferral Percentage or
                  the Contribution Percentage for the Non-Highly Compensated Employees who are Participants for the preceding Plan Year plus two percentage points.

         If this aggregate limitation is exceeded, the Administrator shall reduce the Actual Deferral Percentage, the Contribution Percentage of Highly Compensated Participants, or both, as determined by the Administrator, in the manner set forth in Sections 7.6 and 7.7 as applicable.

         The multiple use test described in Section 1.40(m)-2 and this Section
7.7 shall not apply for Plan Years beginning after December 31, 2001.

         7.8 SUSPENSE ACCOUNT. If, as a result of a reasonable error in estimating a Participant's compensation or forfeitures or because of such other facts and circumstances which the Commissioner of the Internal Revenue Service shall find justifies the establishment of a suspense account pursuant to Department of Treasury Regulation Section 1.415-6(b)(6), the Annual Addition under this Plan for a particular Participant would cause the limitations of Code
Section 415 applicable to that



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

Participant for the Limitation Year in question to be exceeded, the following procedures shall be followed for such Limitation Year after making any adjustments described in Sections 7.2, 7.5, 7.6 and 7.7:

                  (A) After-Tax Employee contributions and any gains attributable thereto shall be returned to the Participant to the extent necessary. No Matching contributions shall be made with regard to such amounts.

                  (B) Before-Tax 401(k) contributions and any gains attributable thereto shall be returned to the Participant to the extent necessary. No Matching contributions shall be made with regard to such amounts.

                  (C) The excess amount will be used to reduce Corporation contributions for such Participant in the next, and succeeding, Limitation Years. If the Participant was not covered by the Plan at the end of the Limitation Year, such excess will be applied to reduce Matching contributions for all remaining Participants in the next, and succeeding, Limitation Years.

                  (D) Such excess amounts shall be held unallocated in a Suspense Account. If a Suspense Account exists at any time during a particular Limitation Year, all amounts in the Suspense Account must be allocated and reallocated to Participant's Accounts in succeeding Plan Years before any Corporation contributions and After-Tax Employee Contributions, which would constitute Annual Additions, may be made to the Plan for that Plan Year for such Participant.

                  (E) Investment gains or other income and investment losses shall be allocated to the Suspense Account.

                  (F) In the event the Plan is terminated, any amounts in the Suspense Account which cannot be allocated to Participants due to the operation of this Section 7.8 shall revert to the Corporation.

                                  ARTICLE VIII
                          OTHER PROVISIONS OF THE PLAN

         8.1 AMENDMENT, MODIFICATION, SUSPENSION, OR TERMINATION. The Corporation reserves the right, by and through its Board of Directors, to amend, modify, suspend, or terminate the Plan. No amendment, modification, suspension, or termination of the Plan shall have a retroactive effect which would prejudice the interests of participating employees except as may be required to comply with the Code or the Act. In addition, the Management Benefits Committee shall have the authority to make amendments as provided in Section 10.2(c)(4).

         8.2 MERGER OR CONSOLIDATION. In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan or program, each Participant in the Plan would, if the Plan then terminated, receive the assets in his Account immediately after the merger, consolidation, or transfer which are at least equal in value to the assets he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

         8.3 DISTRIBUTION UPON PLAN TERMINATION. In the event of termination or partial termination of the Plan, the Administrator may direct the Trustee to:

                  (A) continue to administer the trust fund and pay Account balances in accordance with Section 5.2 to Participants affected by the termination of the Plan upon their termination of employment, or to beneficiaries upon such a Participant's death, until the trust fund has been liquidated; or

                  (B) distribute the assets remaining in the trust fund in a lump sum to Participants and beneficiaries in proportion to their respective Account balances.

In the event of the termination or partial termination of the Plan or the complete discontinuance of contributions hereunder, the rights of each affected Participant to benefits accrued to the date of such termination, partial termination or discontinuance shall become fully vested and be nonforfeitable to the extent then funded.

         8.4 DISTRIBUTION UPON SALE OF SUBSIDIARY OR CORPORATION ASSETS. Upon termination of employment of a Participant following the sale of (i) a subsidiary of the Corporation which is the employer of such Participant, or (ii) substantially all of the assets used by the Corporation at the location where such Participant is employed, all assets in the Participant's Account shall be distributed to such Participant, subject to Section 5.2.

         8.5 CORPORATION CONTRIBUTIONS NOT VESTED. Assets representing the Corporation contributions made pursuant to Section 3.2, and earnings thereon which are not vested prior to a Participant's withdrawal or termination of employment shall be applied first to reduce any subsequent contribution of the Corporation under Section 3.2, or, if the Plan shall be terminated, any amount not so applied shall first be applied to pay Plan expenses and then shall be credited ratably to the Accounts of all Participants at the time of termination.

         8.6 NON-ALIENATION: DOMESTIC RELATIONS ORDERS. Except as provided in Code Section 401(a)(13), each and every Participant or beneficiary is hereby prohibited from transferring, anticipating, assigning or alienating his or her interest hereunder either by assigning said interest or by any other method, nor shall such interest be subject to any judgment rendered, attachment, garnishment, levy, or other legal or equitable process against such Participant or beneficiary. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order; provided, however, that payments shall be made pursuant to a qualified domestic relations order, as defined in Code Section 414(p). All rights and benefits, including elections, provided to a Participant in the Plan shall be subject to the rights afforded to any alternate payee under a qualified domestic relations order. Furthermore, a distribution to an alternate payee shall be permitted if such distribution is authorized by a qualified domestic relations order, even if the affected Participant has not reached the earliest retirement age under the Plan. Notwithstanding any provision in the Plan to the contrary, an offset to a Participant's benefit under the Plan against the amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order or decree issued, or a settlement entered into on or after August 5, 1997, shall be permitted in accordance with Section 401(a)(13)(C) or
(D) of the Code.

                                   ARTICLE IX
                                    TOP HEAVY

         9.1 TOP-HEAVY PROVISIONS. In any Plan Year in which the Plan is a "Top-Heavy Plan", as defined in Section 416 of the Code, the requirements of this Section are applicable and must be satisfied.

         9.2 DEFINITIONS.

                  (A) AGGREGATION GROUP. "Aggregation Group" means a plan or group of plans which includes all defined benefit and defined contribution plans maintained by the Corporation in which a Key Employee is a participant or which enables any plan in which a Key Employee is a participant to meet the requirements of Section 401(a)(4) or Section 410 of the Code, as well as any other plan or plans of the Corporation which, when considered as a group with the required Aggregation Group, would continue to satisfy the requirements of Section 401(a)(4) and Section 410 of the Code.

                  (B) CUMULATIVE ACCOUNT. "Cumulative Account" shall mean the sum of an Employee's accounts under a defined contribution plan (for an unaggregated plan), or under all defined contribution plans included in an Aggregation Group (for aggregated plans), determined as of the most recent plan valuation date within a 12-month period ending on the Determination Date, increased by any contributions due after such valuation date and before the Determination Date.

                  (C)  CUMULATIVE ACCRUED BENEFIT. "Cumulative Accrued
         Benefit" means the sum of benefits under a defined benefit plan (for an unaggregated plans) or under all defined benefit plans included in an Aggregation Group (for aggregated plan), determined under the actuarial assumptions set forth in such plan or plans, as of the most recent plan valuation date within a 12-month period ending on the Determination Date as if the Employee voluntarily terminated service as of such valuation date.

                  (D) DETERMINATION DATE. "Determination Date" means the last day of the preceding Plan Year.

                  (E) KEY EMPLOYEE. "Key Employee" means any employee described in Section 416(i)(1) of the Code and regulations thereunder.

                  (F) VALUATION DATE. "Valuation date" means last day of a Plan year as of which date Participants' Accounts shall be valued at fair market value.

         9.3 VESTING. Corporation contributions made pursuant to Section 9.4 shall vest immediately upon allocation to the Account of a Participant.

         9.4 MINIMUM CONTRIBUTIONS. Minimum Corporation contributions for a Participant who is not a Key Employee shall be required under the Plan for each Plan Year the Plan is Top-Heavy as follows:

                  (A) .TOP-HEAVY CONTRIBUTION. The amount of the minimum contribution shall be the lesser of the following percentages of
         Compensation:

                           (1) 3%. Three percent; or

                           (2) PERCENTAGE. The highest percentage at which such
                  contributions are made under the Plan for the Plan Year on behalf of a Key Employee.

                                    (A) AGGREGATION OF PLANS. For purposes of
                           this Section 9.4(a), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan.

                                    (B) MINIMUM BENEFIT IN DEFINED BENEFIT PLAN.
                           This Section 9.4(a)(2) shall not apply if the Plan is required to be included in an Aggregation Group, and the Plan enables a defined benefit plan required to be included in the Aggregation Group to meet the requirements of Sections 401(a)(4) or 410 of the Code.

                  (B) CONTRIBUTIONS DISREGARDED. There shall be disregarded for purposes of this Section 9.4, any contributions to a salary reduction or a similar



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

         arrangement or contributions or benefits under Chapter 21 of the Code (relating to the Federal Insurance Contributions Act), Title II of the Social Security Act, or any other Federal or state law.

                  (C)  ELIGIBLE PARTICIPANTS. For purposes of this Section
         9.4, the term "Participants" shall be deemed to refer to all Participants who have not separated from service at the end of the Plan Year.

                  (D) TOP HEAVY MINIMUM IN DEFINED BENEFIT PLAN. Notwithstanding any other provision in this Section 9.4, if a Participant who is a Non-Key Employee also participates in a defined benefit plan maintained by the Corporation under which he is entitled to a benefit by Code Section 416(c)(1), he shall accrue the minimum benefit under that plan in lieu of the minimum allocation under this Plan.

         9.5 TOP-HEAVY PLANS. If for any Plan Year prior to January 1, 2000, in which the Plan is a "Top-Heavy Plan" it is also a "Super Top-Heavy Plan," then for purposes of the limitations on contributions and benefits under Section 415 of the Code, the dollar limitations in the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall be multiplied by 1.0 rather than 1.25. In the case of a "Top-Heavy Plan" that is not a "Super Top-Heavy Plan," the above dollar limitations shall not be multiplied by 1.0 if each non-Key Employee receives an additional minimum contribution or benefit as provided under Section 416(h)(2)(A) of the Code. If the application of the provisions of this Section
9.5 would cause any Participant to exceed the combined Section 415 limitations on contributions and benefits, then the application of the provisions of this
Section 9.5 shall be suspended as to such Participant until such time



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

as he no longer exceeds the combined Section 415 limitations as modified by this
Section 9.5. During the period of such suspension, there shall be no Corporation contributions, forfeitures, or voluntary non-deductible contributions allocated to such Participant under this or any other defined contribution plan of the Corporation, and there shall be no accruals for such Participant under any defined benefit plan of the Corporation.

         9.6 DETERMINATION OF TOP HEAVINESS. The determination of whether a plan is "Top-Heavy" shall be made as follows:

                  (A) NON-AGGREGATION. If the Plan is not required to be included in an Aggregation Group with other plans, then it shall be "Top-Heavy" only if when considered by itself it is a "Top-Heavy Plan" and it is not included in a permissive Aggregation Group that is not a "Top-Heavy Group."

                  (B) AGGREGATION. If the Plan is required to be included in an Aggregation Group with other plans, then it shall be "Top-Heavy" only if the Aggregation Group, including any permissible aggregated plans, is "Top-Heavy."

                  (C) PERMISSIVE AGGREGATION. If a plan is not "Top-Heavy" and is not required to be included in an Aggregation Group, then it shall not be "Top-Heavy" even if it is permissively aggregated in an Aggregation Group which is a "Top-Heavy Group."

         9.7 CALCULATION OF TOP-HEAVY RATIOS A plan shall be "Top-Heavy" and an Aggregation Group shall be a "Top-Heavy Group" with respect to any Plan Year if the sum as of the Determination Date of the Cumulative Accrued Benefits and the




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

Cumulative Accounts of Key Employees exceeds 60% of a similar sum determined for all Employees, excluding former Key Employees.

         9.8 DETERMINATION OF SUPER TOP HEAVINESS. A Plan shall be a "Super Top-Heavy Plan" if it would be a "Top-Heavy Plan" under the provisions of
Section 9.7 but substituting "90%" for "60%" in the ratio test.

         9.9 CUMULATIVE ACCOUNTS AND CUMULATIVE ACCRUED BENEFITS. The Cumulative Accounts and Cumulative Accrued Benefits for any Employee shall be determined as follows:

                  (1) Accounts and benefits shall be calculated to include all amounts attributable to both Corporation and Employee Contributions.

                  (2) Accounts and benefits shall be increased by the aggregate distributions during the five-year period ending on the Determination Date made with respect to an Employee under the plan or plans as the case may be or under a terminated plan which, if it had not been terminated, would have been required to be included in the Aggregation Group.

         9.10 DETERMINATION OF TOP HEAVY STATUS AFTER DECEMBER 31, 2001. This
Section 9.10 shall apply for purposes of determining whether the Plan is Top-Heavy under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section amends Sections 9.1 through 9.9 of the Plan.

         (A) DETERMINATION OF TOP-HEAVY STATUS.

                  (1) KEY EMPLOYEE. Key Employee means any employee or former employee (including any deceased employee) who at any time during the Plan

         Year that includes the determination date was an officer of the Corporation having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the Corporation, or a 1-percent owner of the Corporation having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  (2)  DETERMINATION OF PRESENT VALUES AND AMOUNTS. This
         Section 9.10(b)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the Determination Date.

                           (A) DISTRIBUTIONS DURING YEAR ENDING ON THE
                  DETERMINATION DATE. The present values of accrued benefits and the amounts of account balances of an employee as of the Determination Date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                           (B) EMPLOYEES NOT PERFORMING SERVICES DURING YEAR
                  ENDING ON THE DETERMINATION DATE. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the Determination Date shall not be taken into account.

                           (C) MATCHING CONTRIBUTIONS. Matching Contributions
                  shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

                  (B) TOP-HEAVY RULES INAPPLICABLE. The top-heavy requirements of Section 416 of the Code and Article IX of the Plan shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.



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                                    ARTICLE X
                             ADMINISTRATION OF PLAN

         10.1 MANAGEMENT INVESTMENT COMMITTEE. The Compensation Committee of the Board of Directors of the Corporation shall appoint an Management Investment Committee for the Plan.

                  (A) APPOINTMENT AND REMOVAL OF COMMITTEE. The Management Investment Committee shall consist of three or more individuals appointed by, and serving at the discretion of, the Compensation Committee. A member of the Management Investment Committee may (i) resign upon 30 days written notice to the Compensation Committee, or
         (ii) be removed from the Management Investment Committee at any time at the discretion of the Compensation Committee.

                  (B) DECISIONS BY COMMITTEE. The Management Investment Committee shall act by majority vote either at a meeting of the Committee or by written consent. Meetings may be attended telephonically.

                  (C) AUTHORITY. The Management Investment Committee shall have the following duties and authority under the Plan.

                           (1) TRUSTEE. The Management Investment Committee
                  shall appoint a Trustee for the Plan, and shall enter into a Trust Agreement with the Trustee. The Trustee shall be paid such fees and provide such services as may be mutually agreed upon, in writing, by the Trustee and the Management Investment Committee. Subject to the terms of the Trust Agreement, the Management Investment Committee may remove the Trustee at any time.

                           (2) INVESTMENT MANAGERS. The Management Investment
                  Committee may appoint one or more Investment Managers to manage and invest the assets of the Plan. The Investment Manager(s) shall be paid such fees and provide such services as may be mutually agreed upon, in writing, by the Investment Manager(s) and the Management Investment Committee. Subject to the terms of any Investment Manager Agreement, the Management Investment Committee may remove an Investment Manager at any time.

                           (3) MUTUAL FUND COMPANY. The Management Investment
                  Committee shall select the Mutual Fund Company or Companies to provide the Mutual Fund Options. A Mutual Fund Company shall be paid such fees and provide such services as may be mutually agreed upon, in writing, by the Mutual Fund Company and the Management Investment Committee. The Management Investment Committee may remove a Mutual Fund Company at any time.

                           (4) INVESTMENT OPTIONS. The Management Investment
                  Committee shall select what Mutual Fund Options and/or Trusteed Funds shall be made available for Plan investments. If Trusteed Funds are made available, the Management Investment Committee shall determine whether they are to be managed by the Trustee or an Investment Manager. The Management Investment Committee shall establish, or approve, the investment aims, objectives and limitations of any Trusteed Fund.

                           (5) INVESTMENT POLICY. The Management Investment
                  Committee shall establish an investment policy for the Plan.

                           (6) INVESTMENT PERFORMANCE. The Management Investment
                  Committee shall monitor the performance of the Trustee, Investment Manager(s) and Mutual Fund Company or Companies and shall review the performance of the Plan's investments on a quarterly basis, or more frequently as needed.

                           (7) COMPLIANCE. The Management Investment Committee
                  shall monitor the Plan's compliance with the fiduciary responsibility rules of Section 404 of the Act, the prohibited transaction rules of Section 406 of the Act and Section 4975 of the Code, and the provisions of Section 404(c) of the Act relating to individual direction of investments and may take such action as the Management Investment Committee deems appropriate to ensure continued compliance or correct any deficiencies.

                                    For purposes of Section 404(c) of the Act,
                  the Management Investment Committee shall be the designated fiduciary responsible for safeguarding the confidentiality of all information relating to the purchase, sale and holding of employer securities and the exercise of shareholder rights pertaining to those securities. The Management Investment Committee shall safeguard such information, establish written procedures providing for such confidentiality, and appoint an independent fiduciary, who shall not be affiliated with any sponsor of the Plan, as provided in Section 4.4.

         10.2 MANAGEMENT BENEFITS COMMITTEE. The Compensation Committee of the Board of Directors of the Corporation shall appoint a Management Benefits Committee for the Plan.

                  (A) APPOINTMENT AND REMOVAL OF COMMITTEE. The Management Benefits Committee shall consist of three or more individuals appointed by, and serving at the discretion of, the Compensation Committee. A member of the Management Benefits Committee may (i) resign upon 30 days written notice to the Compensation Committee, or (ii) be removed from the Management Benefits Committee at any time at the discretion of the Compensation Committee.

                  (B) DECISIONS BY COMMITTEE. The Management Benefits Committee shall act by majority vote either at a meeting of the Committee or by written consent. Meetings may be attended telephonically.

                  (C) AUTHORITY. The Management Benefits Committee shall have the following duties and authority under the Plan.

                           (1) THIRD PARTY ADMINISTRATORS. The Management
                  Benefits Committee may appoint one or more Third Party Administrators to provide administrative services to the Plan. The Third Party Administrators shall be paid such fees and provide such services as may be mutually agreed upon, in writing, by the Third Party Administrator(s) and the Management Benefits Committee. Subject to the terms of any Third Party Administrator Agreement, the Management Benefits Committee may remove a Third Party Administrator at any time.

                           (2) COMPLIANCE. Except as provided in Section
                  10.1(c)(7), the Management Benefits Committee shall monitor the performance of the Plan to ensure that the Plan is administered in accordance with its terms and in compliance with the Code and the Act, as they apply to qualified defined plans, and any other applicable law or regulation.

                           (3) DISCRETIONARY AUTHORITY. The Management Benefits
                  Committee shall have the full and exclusive discretionary authority to determine all questions arising in the administration, application and interpretation of the Plan including the authority to correct any defect or reconcile any inconsistency or ambiguity in the Plan and the authority to determine a Participant's, beneficiary's or other individual's right to participate in the Plan, eligibility to receive a benefit from the Plan, and the amount of that benefit. The Management Benefits Committee shall determine all Claims Appeals as set forth in Section 10.9(b) of this Plan and shall have the authority to determine all questions of fact relating to such an appeal. Any determination by the Management Benefits Committee pursuant to this Section 10.2(c)(3) or the Claims Procedure shall be binding and conclusive on all parties.

                           (4) PLAN AMENDMENTS. The Management Benefits
                  Committee shall amend the Plan to comply with the provisions of the Code, the Act and other applicable laws and regulations and shall have the authority to make such other Plan amendments as are administrative in nature so long as such amendments do not have a material adverse financial impact on the Corporation. The Management Benefits Committee shall review the Plan in the context of the Corporation's overall compensation and benefit structure and recommend other Plan changes and amendments to the Compensation Committee.

                           (5) ADOPTION OF PLAN. The Management Benefits
                  Committee may provide for the adoption of the Plan by an Affiliated Employer pursuant to such terms and conditions as the Management Benefits Committee, in its discretion, may determine. The Management Benefits Committee shall have the right to remove an Affiliated Employer as a Plan sponsor if, in its discretion, it deems such removal to be appropriate.

         10.3 ADMINISTRATOR. The Corporation, acting through its Corporate Benefits Department, shall be the Plan Administrator. The Administrator shall administer the Plan in accordance with its terms and in accordance with the Code, the Act and all other applicable laws and regulations and, except as otherwise expressly provided to the contrary herein, shall have all powers and discretionary authority to carry out that obligation. Specifically, but not by way of limitation, the Administrator shall:

                  (A) REPORTING AND DISCLOSURE. Comply with the reporting and disclosure requirements of the Code and the Act including the preparation and dissemination of disclosure material to the Plan Participants and beneficiaries and the filing of all necessary forms and reports with governmental agencies;

                  (B) TESTING. Prepare, or cause to be prepared, all tests necessary to ensure compliance with the Code and the Act including but not limited to the participation and discrimination standards, the specific testing requirements and limitations of Sections 401(k) and (m) of the Code, and the limitations of Section 415 of the Code and the Administrator shall have such authority as may be necessary to correct any deficiencies to bring the Plan into compliance;

                  (C) PROCEDURES AND FORMS. Establish such administrative procedures and prepare, or cause to be prepared, such forms, as may be necessary or desirable for the proper administration of the Plan;

                  (D) ADVISORS. Retain the services of such consultants and advisors as may be appropriate to the administration of the Plan;

                  (E) CLAIMS. Have the discretionary authority to determine all claims filed pursuant to Section 10.9(a) of this Plan and shall have the authority to determine issues of fact relating to such claim;

                  (F) PAYMENT OF BENEFITS. Direct, or establish procedures for, the payment of benefits from the Plan;

                  (G) QUALIFIED DOMESTIC RELATIONS ORDERS. Establish such procedures as may be necessary for the determination of whether proposed qualified domestic relations orders comply with the provisions of the Code; and

                  (H) PLAN RECORDS. Maintain, or cause to be maintained, all documents and records necessary or appropriate to the maintenance of the Plan.

         10.4 COMPENSATION. Members of the Management Investment Committee, the Management Benefits Committee and the Plan Administrator shall serve without compensation from the Plan for their services as such.

         10.5 AGENT FOR SERVICE OF PROCESS. The Administrator shall be the agent for service of process on the Plan and trust. If the Corporation is the Administrator, the



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agent for service of process on the Corporation shall be the agent for service of process on the Plan and trust.

         10.6 INDEMNIFICATION. The Corporation shall indemnify each member of the Compensation Committee, the Management Investment Committee, the Management Benefits Committee, the Administrator and individuals employed by, and acting on behalf of, the Plan Administrator from and against any and all claims, losses, damages, expenses and liability arising from their acts or failure to act with regard to the Plan and/or trust and their duties and obligations as set forth herein unless such acts or omissions are judicially determined to be the result of such individual's gross negligence, willful misconduct or criminal act.

         10.7 STANDARDS OF CONDUCT. The Compensation Committee, the Management Investment Committee, the Management Benefits Committee, Plan Administrator, the Corporation, the Trustee and all other Plan fiduciaries and those parties to whom any such duties under this Plan or trust are allocated shall:

                  (A) PRUDENCE. Discharge their duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims.

                  (B) EXCLUSIVE BENEFIT. Discharge their duties with respect to the Plan solely in the interest of Plan Participants and beneficiaries for the exclusive purpose of providing benefits to Participants and beneficiaries and defraying the reasonable costs of administration of this Plan.



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                  (C)  PLAN DOCUMENTS. Act in accordance with the documents
         and instruments governing this Plan insofar as such documents and instruments are consistent with the provisions of the Code and the Act.

                  (D) PROHIBITED TRANSACTIONS. Comply with the prohibited transaction provisions of Section 4975(c) of the Code and Sections 406 and 407 of the Act.

         10.8 BONDING. A bond shall be obtained by the Corporation on behalf of each fiduciary and each person who handles funds or other property of this Plan to the extent required by Section 412 of the Act.

         10.9 CLAIMS PROCEDURE.

                  (A) FILING OF CLAIM. Any Participant or beneficiary believing himself or herself to be entitled to benefits under this Plan shall be entitled to file a written claim for benefits with the Administrator. If the Corporation is acting as the Administrator, it shall appoint an individual to perform the Administrator's duties as set forth in this Section 10.9(a). Within 90 days after receipt of such claim for benefits, the Administrator shall determine the claimant's right to the benefits claimed and shall give the claimant written notice of the Administrator's decision, and, if the claim is denied in whole or in part, the written notice shall set forth in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the denial, (ii) specific references to pertinent Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, (iv) an explanation of the Plan's appeal procedure and the applicable time limits, and (v) a statement of the



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         claimant's right to bring a civil action under Section 502(a) of the
         Act following an adverse benefit determination on review. All decisions pursuant to this Section 10.9 shall be made in accordance with this Plan document, consistently applied. Such notice shall be sent by certified mail, return receipt requested, to the address of the claimant filing the claim as it appears in the books and records of the Corporation, or at such other address as the claimant may direct. Under special circumstances, the Administrator is allowed an additional period of not more than ninety 90 days (180 days in total) within which to notify the claimant of its decision. If such an extension is required, the claimant will receive a written notice from the Administrator indicating the reason for the delay and the date the claimant may expect a final decision.

                  (B) APPEAL PROCEDURE. Within 60 days after receipt of a denial of a claim for benefits, the claimant or his or her duly authorized representative may file a written appeal with the Administrator, including any comments, statements, documents, or other information that the claimant may wish to provide, without regard to whether such information was submitted or considered in the initial benefit determination. The claimant may review, and receive copies of, Plan documents, records and other information relevant to his or her claim. Appeals shall be determined by the Management Benefits Committee which may establish such procedures for the conduct of an appeal as it may, in its discretion, determine. Its decision shall be made within 60 days, or within 120 days if special circumstances require an extension of time for processing, after its receipt of a written appeal by the claimant. If the claim is denied in whole or in



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         part upon appeal, the Management Benefits Committee shall set forth, in writing, in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the denial, (ii) specific references to pertinent Plan provisions on which the denial is based, (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim or benefits, and (iv) a statement of the claimant's right to bring an action under Section 502(a) of the Act. The written decision shall be sent to the claimant.

         IN WITNESS WHEREOF, this document was executed this 27th day of September, 2001.

                                       AMERICAN AXLE & MANUFACTURING, INC.



                                       By:
                                           -------------------------------------


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